                                                                    EXHIBIT 10.4

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                           FOUNDATION PA COAL COMPANY

                          7 1/4% SENIOR NOTES DUE 2014

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                                    INDENTURE

                            Dated as of July 30, 2004

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                              The Bank of New York

                                     Trustee

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                             CROSS-REFERENCE TABLE*

Trust Indenture
  Act Section                                                  Indenture Section
---------------                                                -----------------
310(a)(1)...................................................   7.10
   (a)(2)...................................................   7.10
   (a)(3)...................................................   N.A.
   (a)(4)...................................................   N.A.
   (a)(5)...................................................   7.10
   (b)......................................................   7.10
   (c)......................................................   N.A.
311(a)......................................................   7.11
   (b)......................................................   7.11
   (c)......................................................   N.A.
312(a)......................................................   2.05
   (b)......................................................   12.03
   (c)......................................................   12.03
313(a)......................................................   7.06
   (b)(1)...................................................   N.A.
   (b)(2)...................................................   7.06; 7.07
   (c)......................................................   7.06; 12.02
   (d)......................................................   7.06
314(a)......................................................   4.03;12.02; 12.05
   (b)......................................................   N.A.
   (c)(1)...................................................   12.04
   (c)(2)...................................................   12.04
   (c)(3)...................................................   N.A.
   (d)......................................................   N.A.
   (e)......................................................   12.05
   (f)......................................................   N.A.
315(a)......................................................   7.01
   (b)......................................................   7.05; 12.02
   (c)......................................................   7.01
   (d)......................................................   7.01
   (e)......................................................   6.11
316(a) (last sentence)......................................   2.09
   (a)(1)(A)................................................   6.05
   (a)(1)(B)................................................   6.04
   (a)(2)...................................................   N.A.
   (b)......................................................   6.07
   (c)......................................................   2.12
317(a)(1)...................................................   6.08
   (a)(2)...................................................   6.09
   (b)......................................................   2.04
318(a)......................................................   12.01
   (b)......................................................   N.A.
   (c)......................................................   12.01

N.A. means not applicable.

* This Cross Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

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                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                                    ARTICLE 2

                                    THE NOTES

                                    ARTICLE 3

                            REDEMPTION AND PREPAYMENT

                                       -i-

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                                    ARTICLE 4

                                    COVENANTS

                                    ARTICLE 5

                                   SUCCESSORS

Section 5.01    Merger, Consolidation, or Sale of Assets...........................80
Section 5.02    Successor Substituted..............................................81

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

                                      -ii-

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                                    ARTICLE 7

                                     TRUSTEE

                                    ARTICLE 8

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.05    Deposited Money and Government Securities to be Held in Trust;

                                    ARTICLE 9

                        AMENDMENT, SUPPLEMENT AND WAIVER

                                   ARTICLE 10

                                 NOTE GUARANTEES

Section 10.01   Guarantee.........................................................100
Section 10.02   Limitation on Guarantor Liability.................................101

                                      -iii-

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Section 10.03   Intentionally Omitted.............................................102
Section 10.04   Guarantors May Consolidate, etc., on Certain Terms................102
Section 10.05   Releases..........................................................102

                                   ARTICLE 11

                           SATISFACTION AND DISCHARGE

Section 11.01   Satisfaction and Discharge........................................103
Section 11.02   Application of Trust Money........................................104

                                   ARTICLE 12

                                  MISCELLANEOUS

Section 12.07   No Personal Liability of Directors, Officers, Employees and

EXHIBITS
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Exhibit A1   FORM OF NOTE
Exhibit A2   FORM OF REGULATION S TEMPORARY GLOBAL NOTE
Exhibit B    FORM OF CERTIFICATE OF TRANSFER
Exhibit C    FORM OF CERTIFICATE OF EXCHANGE
Exhibit D    FORM OF CERTIFICATE OF ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR
Exhibit E    FORM OF SUPPLEMENTAL INDENTURE

                                      -iv-

          INDENTURE dated as of July 30, 2004 among Foundation PA Coal Company, a Delaware corporation (the "Company"), the Guarantors (as defined) and The Bank of New York, a New York banking corporation, as trustee.

          The Company, the Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders (as defined) of the $300,000,000 aggregate principal amount of the Company's 7 1/4%
Senior Notes due 2014 (the " Initial Notes"), (b) any Additional Notes (as
defined herein) that may be issued after the date hereof and (c) if and when issued pursuant to the Registration Rights Agreement (as defined herein), the
Company's Exchange Notes (as defined herein) issued in the Registered Exchange
Offer (as defined herein) in exchange for any outstanding Initial Notes or
Additional Notes (all such securities in clauses (a), (b) and (c) being referred to collectively as the "Notes"):

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions.

          "144A Global Note" means a Global Note substantially in the form of
Exhibit A1 hereto bearing the Global Note Legend and the Private Placement
Legend and deposited with or on behalf of, and registered in the name of, the
Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

          "Accelerated Monitoring Fee Payment" means a cash payment equal to the then-present value of all then-current and future monitoring fees payable under the Transaction and Monitoring Fee Agreement entered into in connection with the
Transactions.

          "Acquired Debt" means, with respect to any specified Person:

          (1) Indebtedness of any other Person existing at the time such other
     Person is merged with or into or became a Restricted Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person; and

          (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

          "Additional Interest" means all Additional Interest then owing pursuant to the Registration Rights Agreement.

          "Additional Notes" means additional Notes (other than the Initial
Notes) issued under this Indenture in accordance with Sections 2.02 and 4.09 hereof, as part of the same series as the Initial Notes.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control,"
as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms
"controlling," "controlled by" and "under common control with" have correlative meanings.

          "Agent" means any Registrar, co-registrar, Paying Agent or additional paying agent.

          "Applicable Premium" means, with respect to any Note on any redemption date, the greater of:

          (1) 1.0% of the principal amount of the Note; or

          (2) the excess of: (a) the present value at the redemption date of (i)
     the redemption price of the Note at August 1, 2009, (such redemption price being set forth in the table appearing in Section 3.07(c) hereof) plus (ii)
     all required interest payments due on the Note through August 1, 2009,
     (excluding accrued but unpaid interest to the applicable redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over (b) the principal amount of the
     Note.

          "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

          "Asset Acquisition" means:

          (1) an Investment by Holdings or any Restricted Subsidiary of Holdings
     in any other Person pursuant to which such Person shall become a Restricted
     Subsidiary of Holdings or any Restricted Subsidiary of Holdings, or shall be merged with or into or consolidated with Holdings or any Restricted
     Subsidiary of Holdings; or

          (2) the acquisition by Holdings or any Restricted Subsidiary of
     Holdings of the assets of any Person (other than a Restricted Subsidiary of
     Holdings) which constitute all or substantially all of the assets of such
     Person or comprise any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

          "Asset Sale" means:

          (1) the sale, lease, conveyance or other disposition of any assets or rights; provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of Holdings and its Restricted
     Subsidiaries taken as a whole will be governed by Section 4.15 hereof and/or Section 5.01 hereof and not by Section 4.10 hereof; and

                                       -2-

          (2) the issuance or sale of Equity Interests in any of Holdings'
     Restricted Subsidiaries.

          Notwithstanding the preceding, none of the following items will be deemed to be an Asset Sale:

          (1) any single transaction or series of related transactions that involves assets or Equity Interests of any Restricted Subsidiary having a
     Fair Market Value of less than $5.0 million;

          (2) a transfer of assets between or among Holdings and any of its
     Restricted Subsidiaries;

          (3) an issuance or sale of Equity Interests by a Restricted Subsidiary of Holdings to Holdings or to another Restricted Subsidiary of Holdings;

          (4) the sale or lease of inventory, products or services or the lease, assignment or sub-lease of any real or personal property and the sale or lease of timber and coal bed methane and related wells in the ordinary course of business;

          (5) the sale or discounting of accounts receivable in the ordinary course of business;

          (6) any sale or other disposition of damaged, worn-out, obsolete or no longer useful assets or properties (including, without limitation, equipment and property sold in connection with the closure or abandonment of a mine) in the ordinary course of business;

          (7) any sale of assets received by Holdings or any of its Restricted
     Subsidiaries upon the foreclosure on a Lien;

          (8) the sale or other disposition of cash, Cash Equivalents or
     Marketable Securities;

          (9) a sale of accounts receivable and related assets of the type specified in the definition of "Receivables Financing" to a Receivables
     Subsidiary in a Qualified Receivables Financing;

          (10) a transfer of accounts receivable and related assets of the type specified in the definition of "Receivables Financing" (or a fractional undivided interest therein) by a Receivables Subsidiary in a Qualified
     Receivables Financing;

          (11) a Restricted Payment that does not violate Section 4.07 hereof or a Permitted Investment;

          (12) any sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

                                       -3-

          (13) the granting of Liens not otherwise prohibited by this Indenture;

          (14) the surrender, or waiver of contract rights or settlement, release or surrender of contract, tort or other claims; and

          (15) any exchange of assets related to a Permitted Business of comparable market value, as determined in good faith by Holdings.

          "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

          "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3)
of the Exchange Act), such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and
"Beneficially Owned" have a corresponding meaning.

          "Board of Directors" means:

          (1) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;

          (2) with respect to a partnership, the Board of Directors or other governing body of the general partner of the partnership;

          (3) with respect to a limited liability company, the Board of
     Directors or other governing body, and in the absence of the same, the manager or board of managers or the managing member or members or any controlling committee thereof; and

          (4) with respect to any other Person, the board or committee of such
     Person serving a similar function.

          "Broker-Dealer" has the meaning set forth in the Registration Rights
Agreement.

          "Business Day" means a day other than a Saturday, Sunday or other day on which banking institutions are authorized or required by law to close in New
York State.

          "Capital Lease Obligation" means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP.

          "Capital Stock" means:

          (1) in the case of a corporation, corporate stock;

                                       -4-

          (2) in the case of an association or business entity that is not a corporation, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

          (3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests;
     and

          (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

          "Cash Contributions" means the aggregate amount of cash contributions made to the capital of the Company or any Guarantor described in the definition of "Contribution Indebtedness."

          "Cash Equivalents" means:

          (1) United States dollars or, in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

          (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United
     States government (provided that the full faith and credit of the United
     States is pledged in support of those securities) having maturities of not more than one year from the date of acquisition;

          (3) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any lender party to the Credit Agreement or with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of "B" or better;

          (4) repurchase obligations for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

          (5) commercial paper having one of the two highest ratings obtainable from Moody's or S&P and, in each case, maturing within one year after the date of acquisition;

          (6) securities issued or fully guaranteed by any state or commonwealth of the United States, or by any political subdivision or taxing authority thereof having one of the two highest ratings obtainable from Moody's or
     S&P, and, in each case, maturing within one year after the date of acquisition;

          (7) money market funds at least 95% of the assets of which constitute
     Cash Equivalents of the kinds described in clauses (1) through (5) of this definition; and

                                       -5-

          (8) Indebtedness or Preferred Stock issued by Persons with a rating of
     "A" or higher from S&P or "A-2" from Moody's.

          "Change of Control" means the occurrence of any of the following:

          (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Holdings, the Company and their respective
     Subsidiaries taken as a whole to any "person" (as that term is used in
     Section 13(d) of the Exchange Act), other than the Permitted Holders;

          (2) the adoption of a plan relating to the liquidation or dissolution of Holdings or the Company; or

          (3) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any
     "person" (as defined above), other than the Permitted Holders, becomes the
     Beneficial Owner, directly or indirectly, of more than 50% of the Voting
     Stock of Holdings or the Company, measured by voting power rather than number of shares.

          "Clearstream" means Clearstream Banking, S.A.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company" means Foundation PA Coal Company, a Delaware corporation and any and all successors thereto.

          "Consolidated Cash Flow" means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period (A)
plus, without duplication to the extent the same was deducted in calculating
Consolidated Net Income:

          (1) provision for taxes based on income, profits or capital (including without limitation state, franchise and similar taxes) (such as the
     Pennsylvania and West Virginia franchise tax) of such Person and its
     Restricted Subsidiaries or the Tax Amount for such period, to the extent that such provision for taxes or Tax Amount was deducted in computing such
     Consolidated Net Income; plus

          (2) the Fixed Charges of such Person and its Restricted Subsidiaries for such period, to the extent that such Fixed Charges were deducted in computing such Consolidated Net Income; plus

          (3) depreciation, depletion, amortization (including amortization of goodwill and other intangibles, deferred financing fees and any amortization included in pension, OPEB or other employee benefit expenses, but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (including without limitation write-downs and impairment of property, plant, equipment and intangibles and other long-lived assets and the impact of purchase accounting, but excluding any such

                                       -6-

     non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted
     Subsidiaries for such period to the extent that such depreciation, depletion, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; plus

          (4) the amount of any restructuring charges (which, for the avoidance of doubt, shall include retention, severance, systems establishment cost or excess pension, OPEB, black lung settlement, curtailment or other excess charges); plus

          (5) the minority interest expense consisting of subsidiary income attributable to minority equity interests of third parties in any non-Wholly Owned Subsidiary in such period or any prior period, except to the extent of dividends declared or paid on Equity Interests held by third parties; plus

          (6) the amount of management, consulting, monitoring and advisory fees and related expenses paid to the Equity Investors or any other Permitted
     Holder (or any accruals related to such fees and related expenses) during such period; provided that such amount shall not exceed in any four quarter period the greater of (x) $5.0 million and (y) 2% of Consolidated Cash Flow of the Company and its Restricted Subsidiaries for each period; plus

          (7) accretion of asset retirement obligations in accordance with SFAS
     No. 143, Accounting for Asset Retirement Obligations, and any similar accounting in prior periods; minus

          (B)(1) non-cash items increasing such Consolidated Net Income for such period, other than any items which represent the reversal of any accrual of, or cash reserve for, anticipated charges in any prior period where such accrual or reserve is no longer required; (2) the minority interest income consisting of subsidiary losses attributable to the minority equity interests of third parties in any non-Wholly Owned Subsidiary; and (3) an amount representing incremental insurance costs as a result of being a stand-alone company, which amount shall be deemed to be $2.4 million for the four quarters prior to the closing date, in each case, on a consolidated basis and determined in accordance with GAAP.

          "Consolidated Net Income" means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its
Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:

          (1) any net after-tax extraordinary, unusual or nonrecurring gains or losses (less all fees and expenses relating thereto) or income or expense or charge (including, without limitation, income, expenses and charges from the Phelps Dodge, ATV Voyager and Santee Cooper settlements and other litigation and arbitration settlements, severance, relocation and other restructuring costs), including, without limitation, any severance expense, and fees, expenses or charges related to any offering of Equity Interests of such Person, any Investment, acquisition or Indebtedness permitted to be incurred hereunder (in each case, whether or not successful), including all fees, expenses, charges and

                                       -7-

     change in control payments related to the Transactions or the sale of the
     Colorado business unit and the related debt repayment, in each case shall be excluded;

          (2) any net after-tax income or loss from discontinued operations and any net after-tax gain or loss on disposal of discontinued operations shall be excluded;

          (3) any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Board of Directors of the Company) shall be excluded;

          (4) any net after-tax income or loss (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness and Hedging Obligations shall be excluded;

          (5) (A) the Net Income for such period of any Person that is not a
     Subsidiary, or that is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments in respect of equity that are actually paid in cash (or to the extent converted into cash) by the referent Person to the Company or a Restricted Subsidiary thereof in respect of such period and (B) the Net Income for such period shall include any dividend, distribution or other payments in respect of equity paid in cash by such Person to the Company or a Restricted
     Subsidiary thereof in excess of the amount included in clause (A);

          (6) any increase in depreciation, depletion or amortization or any one-time non-cash charges (such as purchased in-process research and development or capitalized manufacturing profit in inventory) resulting from purchase accounting in connection with the Transactions or any acquisition that is consummated prior to or after the Issue Date shall be excluded;

          (7) accruals and reserves that are established within twelve months after the acquisition's Closing Date (as defined in Purchase Agreement) and that are so required to be established as a result of the Transactions in accordance with GAAP shall be excluded;

          (8) any non-cash impairment charges resulting from the application of
     Statements of Financial Accounting Standards No. 142 and No. 144 and the
     amortization of intangibles pursuant to Statement of Financial Accounting
     Standards No. 141 shall be excluded;

          (9) any long-term incentive plan accruals and any non-cash compensation expense realized from grants of stock appreciation or similar rights, stock options or other rights to officers, directors and employees of such Person or any of its Restricted Subsidiaries shall be excluded;

                                       -8-

          (10) solely for the purpose of determining the amount available for
     Restricted Payments under Section 4.07(a)(C)(i) hereof, the Net Income of any Restricted Subsidiary that is not a Subsidiary Guarantor will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders or members, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net
     Income of such Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) by such Person to the Company or another
     Restricted Subsidiary thereof in respect of such period, to the extent not already included therein; and

          (11) the cumulative effect of a change in accounting principles will be excluded.

          "Contingent Obligations" means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness ("primary obligations") of any other Person in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent:

          (1) to purchase any such primary obligation or any property constituting direct or indirect security thereof,

          (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or

          (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such obligation against loss in respect thereof.

          "Contribution Indebtedness" means Indebtedness of the Company or any
Guarantor in an aggregate principal amount not greater than twice the aggregate amount of cash contributions (other than Excluded Contributions) made to the equity capital of the Company or such Guarantor after the date of this
Indenture, provided that:

          (1) if the aggregate principal amount of such Contribution
     Indebtedness is greater than one times such cash contributions to the equity capital of the Company or such Guarantor, as applicable, the amount in excess shall be Indebtedness (other than secured Indebtedness) with a
     Stated Maturity later than the Stated Maturity of the Notes, and

          (2) such Contribution Indebtedness (x) is incurred within 180 days after the making of such cash contributions and (y) is designated as
     Contribution Indebtedness pursuant to an Officers' Certificate on the incurrence date thereof.

                                       -9-

          "Corporate Trust Office of the Trustee" will be at the address of the
Trustee specified in Section 12.02 hereof or such other address as to which the
Trustee may give notice to the Company.

          "Credit Agreement" means that certain credit agreement, to be dated
July 30, 2004, by and among the Company, FC 2 Corp. and Holdings, providing for up to $470.0 of term loans and up to $350.0 of revolving credit borrowings and letters of credit, including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, and, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

          "Credit Facilities" means one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time, including any agreement or indenture extending the maturity thereof or otherwise restructuring all or any portion of the indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof.

          "Cumberland Shutdown" means the idling and subsequent shutdown of
Holdings' mine located in Cumberland, Pennsylvania for the period between
February 2004 and May 7, 2004.

          "Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

          "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

          "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, substantially in the form of Exhibit A1 hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of
Interests in the Global Note" attached thereto.

          "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

          "Designated Non-cash Consideration" means the Fair Market Value of non-cash consideration received by Holdings or one of its Restricted
Subsidiaries in connection with an Asset Sale that is so designated as
"Designated Non-cash Consideration" pursuant to an Officers'

                                      -10-

Certificate, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of such
Designated Non-cash Consideration.

          "Designated Preferred Stock" means Preferred Stock of the Company,
Holdings or any direct or indirect parent company of the Holdings or the Company
(other than Disqualified Stock) that is issued for cash (other than to Holdings or any of its Subsidiaries or an employee stock ownership plan or trust established by Holdings or any of its Subsidiaries) and is so designated as
Designated Preferred Stock, pursuant to an Officers' Certificate, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in Section 4.07(a)(C)(ii) hereof.

          "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature. Notwithstanding the preceding sentence, any Capital Stock will not constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require
Holdings to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Indenture will be the maximum amount that Holdings and its Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.

          "Domestic Subsidiary" means any Restricted Subsidiary of Holdings that was formed under the laws of the United States or any state of the United States or the District of Columbia.

          "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Equity Investors" means First Reserve Corporation, The Blackstone
Group, American Metals and Coal International, Inc. and their respective
Affiliates.

          "Equity Offering" means (i) an offer and sale of Capital Stock (other than Disqualified Stock) of Holdings or the Company or (ii) an offer and sale of
Capital Stock (other than Disqualified Stock) of a direct or indirect parent company of Holdings or the Company (to the extent the net proceeds therefrom are contributed to the equity capital of Holdings or the Company) pursuant to (x) a registration statement that has been declared effective by the SEC pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of
Holdings or the Company or such direct or indirect parent company), or (y) a private issuance exempt from registration under the Securities Act.

          "Euroclear" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear system.

                                      -11-

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Notes" means the Notes issued in the Registered Exchange
Offer pursuant to Section 2.06(f) hereof.

          "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

          "Excluded Contributions" means the net cash proceeds received by
Holdings after the date of this Indenture from:

          (1) contributions to its common equity capital, and

          (2) the sale (other than to a Subsidiary of Holdings) of Capital Stock
     (other than Disqualified Stock and Designated Preferred Stock) of Holdings,

in each case designated as "Excluded Contributions" pursuant to an Officers'
Certificate executed by an Officer of the Company, the net cash proceeds of which are excluded from the calculation set forth in Section 4.07(a)(C)(ii)
hereof.

          "Fair Market Value" means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by (i) the principal financial officer of the Company for transactions less than $10.0 million and
(ii) the Board of Directors of Holdings (unless otherwise provided in this
Indenture) for transactions valued at, or in excess of, $10.0 million.

          "Fixed Charge Coverage Ratio" means with respect to any specified
Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, Guarantees, repays, repurchases, redeems, defeases or otherwise discharges any Indebtedness (other than (i) ordinary working capital borrowings and (ii) in the case of revolving credit borrowings or revolving advances under any Qualified Receivables Financing, in which case interest expense will be computed based upon the average daily balance of such Indebtedness during the applicable period) or issues, repurchases or redeems preferred equity subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated and on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio will be calculated giving pro forma effect to such incurrence, assumption, Guarantee, repayment, repurchase, redemption, defeasance or other discharge of Indebtedness, or such issuance, repurchase or redemption of preferred equity, and the use of the proceeds therefrom, as if the same had occurred at the beginning of the applicable four-quarter reference period.

          In addition, for purposes of calculating the Fixed Charge Coverage
Ratio, Asset Acquisitions, dispositions, mergers, consolidations and discontinued operations (as determined in accordance with GAAP), and any related financing transactions, that the specified Person or any of its Restricted
Subsidiaries has both determined to make and made after the date of this
Inden-

                                      -12-

ture and during the four-quarter reference period or subsequent to such reference period and on or prior to or simultaneously with the Calculation Date shall be calculated on a pro forma basis assuming that all such Asset
Acquisitions, dispositions, mergers, consolidations and discontinued operations
(and the change of any associated Fixed Charges and the change in Consolidated
Cash Flow resulting therefrom) had occurred on the first day of the four-quarter reference period, including any pro forma expense and cost reductions and other operating improvements that have occurred or are reasonably expected to occur, in the reasonable judgment of the chief financial officer of the Company
(regardless of whether these cost savings or operating improvements could then be reflected in pro forma financial statements in accordance with Regulation S-X promulgated under the Securities Act or any other regulation or policy of the
SEC related thereto). Any Person that is a Restricted Subsidiary on the
Calculation Date will be deemed to have been a Restricted Subsidiary at all times during such four-quarter period, and if, since the beginning of the four-quarter reference period, any Person that subsequently became a Restricted
Subsidiary or was merged with or into Holdings or any of its other Restricted
Subsidiaries since the beginning of such period shall have made any acquisition,
Investment, disposition, merger, consolidation or discontinued operation, in each case with respect to an operating unit of a business, that would have required adjustment pursuant to this definition, then the Fixed Charge Coverage
Ratio shall be adjusted giving pro forma effect thereto for such period as if such Asset Acquisition, disposition, discontinued operation, merger or consolidation had occurred at the beginning of the applicable four-quarter reference period. Any Person that is not a Restricted Subsidiary on the
Calculation Date will be deemed not to have been a Restricted Subsidiary at any time during such four-quarter period.

          For purposes of this definition, whenever pro forma effect is to be given to any transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Company. If any
Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such
Indebtedness if such Hedging Obligation has a remaining term in excess of 12 months). Interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Company to be the rate of interest implicit in such Capital Lease
Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on
Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Company may designate. Any such pro forma calculation may include adjustments appropriate, in the reasonable determination of the Company as set forth in an Officers'
Certificate, to reflect operating expense reductions reasonably expected to result from any acquisition or merger. Notwithstanding the foregoing, for the purposes of calculating Consolidated Cash Flow in order to determine the Fixed
Charge Coverage Ratio, the Company may include in the calculation the results of the Company and its Restricted Subsidiaries for the duration of the Cumberland
Shutdown of such four-quarter period during which the Cumberland Shutdown occurred or was continuing Holdings' good faith estimate (as set forth in an
Officer's Certificate

                                      -13-

delivered to the Trustee) of the amount of Consolidated Cash Flow that Holdings would have generated from Holdings' Cumberland Mine during the period of the
Cumberland Shutdown in excess of what was actually generated had the Cumberland
Shutdown (and the related start-up inefficiencies) not occurred, which addition to Consolidated Cash Flow for the quarter from January 1, 2004 to March 31, 2004 is deemed to be $20.2 million and for the quarter from April 1, 2004 to June 30,
2004 is deemed to be $10.9 million.

          "Fixed Charges" means, with respect to any specified Person for any period, the sum, without duplication, of:

          (1) the consolidated interest expense of such Person and its
     Restricted Subsidiaries for such period, whether paid or accrued, excluding amortization of debt issuance costs and the expensing of any bridge or other financing fees, but including original issue discount, non-cash interest payments, the interest component of any deferred payment obligations (classified as Indebtedness under the Indenture), the interest component of all payments associated with Capital Lease Obligations and net of the effect of all payments made or received pursuant to Hedging
     Obligations in respect of interest rates; plus

          (2) the consolidated interest expense of such Person and its
     Restricted Subsidiaries that was capitalized during such period; plus

          (3) all cash dividend payments or other cash distributions on any series of preferred equity of such Person and all other dividend payments or other distributions on the Disqualified Stock of such Person; less

          (4) interest income.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American
Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

          "Global Note Legend" means the legend set forth in Section 2.06(g)(2)
hereof, which is required to be placed on all Global Notes issued under this
Indenture.

          "Global Notes" means, individually and collectively, each of the
Restricted Global Notes and the Unrestricted Global Notes deposited with or on behalf of and registered in the name of the Depository or its nominee, substantially in the form of Exhibit A1 hereto and that bears the Global Note
Legend and that has the "Schedule of Exchanges of Interests in the Global Note"
attached thereto, issued in accordance with Section 2.01, 2.06(b)(3),
2.06(b)(4), 2.06(d)(2) or 2.06(f) hereof.

          "Government Securities" means direct obligations of, or obligations
Guaranteed by, the United States of America, and the payment for which the
United States pledges its full faith and credit.

                                      -14-

          "Guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

          "Guarantors" means each of:

          (1) Holdings;

          (2) each of Alliance Power Marketing, Inc., Barbara Holdings Inc.,
     Castle Gate Holding Company, Coal Gas Recovery, LP, Cumberland Coal
     Resources, LP, Delta Mine Holding Company, Emerald Coal Resources, LP,
     Energy Development Corporation, Foundation Coal Corporation, Foundation
     Coal Development Corporation, Foundation Coal Holding, Inc., Foundation
     Coal Resources Corporation, Foundation Coal West, Inc., Foundation Energy
     Sales, Inc., Foundation Equipment Company, Foundation Midwest Holding
     Company, Foundation Royalty Company, Foundation Wyoming Land Company,
     Freeport Mining, LP, Freeport Resources Corporation, Kingston Mining, Inc.,
     Kingston Processing, Inc., Kingston Resources, Inc., Laurel Creek Co.,
     Inc., Maple Meadow Mining Company, Neweagle Coal Sales Corp., Neweagle
     Development Corp, Neweagle Industries, Inc., Neweagle Mining Corp., Odell
     Processing Inc., Paynter Branch Mining, Inc., Pennsylvania Land Holdings
     Corporation, Pennsylvania Services Corporation, Pioneer Fuel Corporation,
     Pioneer Mining, Inc., Plateau Mining Corporation, Red Ash Sales Company,
     Inc., River Processing Corporation, Rivereagle Corp., Riverton Capital
     Ventures I, Limited Liability Company, Riverton Capital Ventures II,
     Limited Liability Company, Riverton Coal Production, Inc., Riverton Coal
     Sales, Inc., Rockspring Development, Inc., Ruhrkohle Trading Corporation,
     Simmons Fork Mining, Inc., Southern Resources, Inc., Wabash Mine Holding
     Company and Warrick Holding Company; and

          (3) any other Subsidiary of Holdings that executes a Note Guarantee in accordance with the provisions of this Indenture,

and their respective successors and assigns, in each case, until the Note
Guarantee of such Person has been released in accordance with the provisions of this Indenture.

          "Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under:

          (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

          (2) other agreements or arrangements designed to manage interest rates or interest rate risk; and

          (3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.

          "Holder" means a Person in whose name a Note is registered.

                                      -15-

          "Holdings" means Foundation Coal Corporation, a Delaware corporation, until a successor replaces it and, thereafter, means its successor.

          "IAI Global Note" means a Global Note substantially in the form of
Exhibit A1 hereto bearing the Global Note Legend and the Private Placement
Legend and deposited with or on behalf of and registered in the name of the
Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold to Institutional Accredited
Investors.

          "Immaterial Subsidiary" means any Subsidiary that is not a Material
Subsidiary.

          "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent:

          (1) in respect of borrowed money;

          (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

          (3) in respect of banker's acceptances;

          (4) representing Capital Lease Obligations;

          (5) representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed;

          (6) representing any Hedging Obligations; or

          (7) to the extent not otherwise included, with respect to Holdings and its Restricted Subsidiaries, the amount then outstanding (i.e., advanced, and received by, and available for use by, Holdings or any of its
     Restricted Subsidiaries) under any Receivables Financing (as set forth in the books and records of Holdings or any Restricted Subsidiary and confirmed by the agent, trustee or other representative of the institution or group providing such Receivables Financing),

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term
"Indebtedness" includes (i) all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person); provided, however, that the amount of such Indebtedness shall be the lesser of (x) the Fair Market Value of such asset as such date of determination and (y) the amount of such Indebtedness of such other Person; and
(ii) to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person. Notwithstanding the foregoing,
"Indebtedness" shall not include (a) accrued expenses, royalties and trade payables; (b) Contingent Obligations incurred in the ordinary course of business; and (c) asset re-

                                      -16-

tirement obligations and obligations in respect of reclamation and workers'
compensation (including black lung, pensions and retiree medical care) that are not overdue by more than 90 days.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

          "Initial Notes" has the meaning assigned to it in the preamble to this
Indenture.

          "Initial Purchasers" means Citigroup Global Markets Inc., Credit
Suisse First Boston LLC, UBS Securities LLC, ABN AMRO Incorporated, Bear,
Stearns & Co. Inc., Harris Nesbitt Corp., Natexis Bleichroeder Inc. and SG
Americas Securities, LLC.

          "Institutional Accredited Investor" means an institution that is an
"accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the
Securities Act, who are not also QIBs.

          "Investment Grade Rating" means a rating equal to or higher than Baa3
(or the equivalent) by Moody's of BBB- (or the equivalent) by S&P or, if either such entity ceases to rate the Notes for reasons outside of the control of the
Company, the equivalent investment grade credit rating from any other Rating
Agency.

          "Investment Grade Securities" means:

          (1) securities issued or directly and fully Guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than
     Cash Equivalents) and in each case with maturities not exceeding two years from the date of acquisition;

          (2) investments in any fund that invests exclusively in investments of the type described in clause (1) which fund may also hold immaterial amounts of cash pending investment and/or distribution; and

          (3) corresponding instruments in countries other than the United
     States customarily utilized for high quality investments and in each case with maturities not exceeding two years from the date of acquisition.

          "Investments" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees or other obligations), advances or capital contributions (excluding accounts receivable, trade credit and advances to customers and commission, travel and similar advances to officers, employees and consultants made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Subsidiary of the Company sells or otherwise disposes of any Equity
Interests of any direct or indirect Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a
Subsidiary of the Company, the Company

                                      -17-

will be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Company's Investments in such
Subsidiary that were not sold or disposed of in an amount determined as provided in Section 4.07(c) hereof.

          "Issue Date" means July 30, 2004.

          "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Registered Exchange Offer.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

          "Marketable Securities" means, with respect to any Asset Sale, any readily marketable equity securities that are (i) traded on the New York Stock
Exchange, the American Stock Exchange or the Nasdaq National Market; and (ii)
issued by a corporation having a total equity market capitalization of not less than $250.0 million; provided, that the excess of (A) the aggregate amount of securities of any one such corporation held by the Company and any Restricted
Subsidiary over (B) ten times the average daily trading volume of such securities during the 20 immediately preceding trading days shall be deemed not to be Marketable Securities, as determined on the date of the contract relating to such Asset Sale.

          "Material Subsidiary" means any Subsidiary that would be a
"significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture, provided, however, that all references to "10 percent" in such definition shall be replaced with "5 percent."

          "Moody's" means Moody's Investors Service, Inc. and its successors and assigns.

          "Net Income" means, with respect to any Person for any period, (i) the net income (loss) of such Person for such period, determined in accordance with
GAAP and before any reduction in respect of dividends on preferred interests, excluding, however, (a) any gain or loss, together with any related provision for taxes or Tax Distributions on such gain or loss, realized in connection with
(1) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (2) the disposition of any securities by such
Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries and (b) any extraordinary or nonrecurring gain or loss, together with any related provision for taxes or Tax Distributions on such extraordinary or nonrecurring gain or loss, less (ii) in the case of any
Person that is a partnership or a limited liability company, the Tax Amount of such Person for such period.

          "Net Proceeds" means the aggregate cash proceeds received by Holdings or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash

                                      -18-

received upon the sale or other disposition of any Designated Non-cash
Consideration received in any Asset Sale and any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding the assumption by the acquiring Person of Indebtedness relating to the disposed assets or other consideration received in any non-cash form), net of the direct costs relating to such Asset Sale and the sale of such Designated Non-cash Consideration, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result of the
Asset Sale, taxes or Tax Distributions paid or payable as a result of the Asset
Sale, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, and amounts required to be applied to the repayment of Indebtedness, other than Indebtedness under a Credit
Facility, secured by a Lien on the asset or assets that were the subject of such
Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP, including without limitation, pension and post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction.

          "Non-Recourse Debt" means Indebtedness:

          (1) as to which neither Holdings nor any of its Restricted
     Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness)
     other than a pledge of the Equity Interests of any Unrestricted
     Subsidiaries, (b) is directly or indirectly liable (as a guarantor or otherwise) other than by virtue of a pledge of the Equity Interests of any
     Unrestricted Subsidiaries, or (c) constitutes the lender; and

          (2) no default with respect to which (including any rights that the holders of the Indebtedness may have to take enforcement action against an
     Unrestricted Subsidiary) would permit, upon notice, lapse of time or both, any holder of any other Indebtedness (other than the Notes offered hereby)
     of Holdings or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment of the Indebtedness to be accelerated or payable prior to its Stated Maturity.

          "Non-U.S. Person" means a Person who is not a U.S. Person.

          "Note Guarantee" means the Guarantee by each Guarantor of the
Company's obligations under this Indenture and the Notes, executed pursuant to the provisions of this Indenture.

          "Notes" has the meaning assigned to it in the preamble to this
Indenture. The Initial Notes, any Additional Notes and any Exchange Notes shall be treated as a single class for all purposes under this Indenture, and unless the context otherwise requires, all references to the Notes shall include the
Initial Notes, any Additional Notes and any Exchange Notes.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

                                      -19-

          "Offering Memorandum" means that certain offering memorandum, dated
July 21, 2004, relating to the initial offering of the Notes.

          "Officer" means, with respect to any Person, the Chairman of the
Board, the Chief Executive Officer, the President, the Chief Operating Officer,
the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the
Controller, the Secretary or any Vice-President of such Person.

          "Officers' Certificate" means a certificate signed on behalf of the
Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of
Section 12.05 hereof.

          "Opinion of Counsel" means an opinion from legal counsel that meets the requirements of Section 12.05 hereof. The counsel may be an employee of or counsel to the Company or any Subsidiary of the Company.

          "Parent" means Foundation Coal Holdings, LLC, the parent of Holdings, and its successors and assigns.

          "Participant" means, with respect to the Depositary, Euroclear or
Clearstream, a Person who has an account with the Depositary, Euroclear or
Clearstream, respectively (and, with respect to DTC, shall include Euroclear and
Clearstream).

          "Permitted Business" means the businesses of Holdings and its
Subsidiaries engaged in on the date of this Indenture and any other activities that are similar, ancillary or reasonably related to, or a reasonable extension, expansion or development of, such businesses or ancillary thereto.

          "Permitted Holders" means the Equity Investors and Related Parties.
Any person or group whose acquisition of beneficial ownership constitutes a
Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of this Indenture will thereafter, together with its Affiliates, constitute an additional Permitted Holder.

          "Permitted Investments" means:

          (1) any Investment in Holdings or in a Restricted Subsidiary of
     Holdings;

          (2) any Investment in cash, Cash Equivalents, Marketable Securities or
     Investment Grade Securities;

          (3) any Investment by Holdings or any Restricted Subsidiary of
     Holdings in a Person, if as a result of such Investment:

               (a) such Person becomes a Restricted Subsidiary of Holdings; or

               (b) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys sub-

                                      -20-

          stantially all of its assets to, or is liquidated into, Holdings or a
          Restricted Subsidiary of Holdings;

          (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.10 hereof;

          (5) any acquisition of assets or Capital Stock solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of
     Holdings or a direct or indirect parent company of Holdings;

          (6) any Investments received (i) in compromise or resolution of (A)
     obligations of trade creditors or customers that were incurred in the ordinary course of business of Holdings or any of its Restricted
     Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; or (B) litigation, arbitration or other disputes; or (ii) as a result of a foreclosure by Holdings or any of its Restricted Subsidiaries
     with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

          (7) Investments represented by Hedging Obligations;

          (8) loans or advances to officers, directors and employees made in the ordinary course of business of Holdings or any Restricted Subsidiary of
     Holdings in an aggregate principal amount not to exceed $2.5 million at any one time outstanding;

          (9) repurchases of the Notes;

          (10) Investments in Permitted Businesses, joint ventures or
     Unrestricted Subsidiaries having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (10) that are at that time outstanding, not to exceed the greater of (x) $75.0 million and (y) 5.0% of Total Assets at the time of such Investment (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

          (11) any Investment in a Receivables Subsidiary or any Investment by a
     Receivables Subsidiary in any other Person in connection with a Qualified
     Receivables Financing, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified
     Receivables Financing or any related Indebtedness; provided, however, that any Investment in a Receivables Subsidiary is in the form of a Purchase
     Money Note, contribution of additional receivables or an equity interest;

          (12) any transaction to the extent it constitutes an Investment that is permitted by and made in accordance with the provisions of Section
     4.11(b) hereof (except for transactions described in clauses (6), (8), (10)
     and (12) of Section 4.11(b));

          (13) Guarantees issued in accordance with Section 4.09 and Section
     4.17 hereof;

                                      -21-

          (14) any Investment existing on the date of this Indenture and any
     Investment that replaces, refinances or refunds an existing Investment;
     provided, that the new Investment is in an amount that does not exceed the amount replaced, refinanced or refunded, and is made in the same Person as the Investment replaced, refinanced or refunded;

          (15) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of intellectual property, in each case in the ordinary course of business; and

          (16) additional Investments by Holdings or any Restricted Subsidiary
     having an aggregate Fair Market Value (measured on the date each such
     Investment was made and without giving effect to subsequent changes in value), taken together with all other Investments made pursuant to this clause (16) that are at the time outstanding not to exceed 2.0% of Total
     Assets; provided, however, that if any Investment pursuant to this clause
     (16) is made in a Person that is not a Restricted Subsidiary of Holdings at the date of the making of such Investment and such Person becomes a
     Restricted Subsidiary of Holdings after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (1) above and shall cease to have been made pursuant to this clause (16) for so long as such Person continues to be a Restricted Subsidiary;

provided, however, that with respect to any Investment, Holdings may, in its sole discretion, allocate all or any portion of any Investment to one or more of the above clauses (1) through (16) so that the entire Investment would be a
Permitted Investment.

          "Permitted Liens" means:

          (1) Liens securing Indebtedness and other Obligations under Credit
     Facilities incurred pursuant to Section 4.09 hereof and/or securing Hedging
     Obligations related thereto;

          (2) Liens in favor of Holdings or any of its Restricted Subsidiaries;

          (3) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with Holdings or any Subsidiary of
     Holdings; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with
     Holdings or the Subsidiary;

          (4) Liens on property (including Capital Stock) existing at the time of acquisition of the property by Holdings or any Subsidiary of Holdings;
     provided that such Liens were in existence prior to, such acquisition, and not incurred in contemplation of, such acquisition;

          (5) Liens or deposits to secure the performance of statutory or regulatory obligations, or surety, appeal, indemnity or performance bonds, warranty and contractual

                                      -22-

     requirements or other obligations of a like nature incurred in the ordinary course of business;

          (6) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other assets relating to such letters of credit and products and proceeds thereof;

          (7) Liens to secure Indebtedness (including Capital Lease Obligations)
     permitted to be incurred pursuant to Section 4.09(b)(4) hereof covering only the assets acquired with or financed by such Indebtedness;

          (8) Liens securing Indebtedness permitted to be incurred pursuant to
     Section 4.09(b)(15) hereof;

          (9) Liens existing on the date of this Indenture;

          (10) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded;
     provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;

          (11) Liens incurred or deposits made in the ordinary course of business to secure payment of workers' compensation or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

          (12) Liens imposed by law, such as carriers', warehousemen's, landlord's, lessor's, suppliers, banks, repairmen's and mechanics' Liens, and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default, in each case, incurred in the ordinary course of business;

          (13) contract mining agreements and leases or subleases granted to others that do not materially interfere with the ordinary conduct of business of Holdings or any of its Restricted Subsidiaries;

          (14) easements, rights of way, zoning and similar restrictions, reservations (including severances, leases or reservations of oil, gas, coal, minerals or water rights), restrictions or encumbrances in respect of real property or title defects that were not incurred in connection with
     Indebtedness and that do not in the aggregate materially adversely affect the value of said properties (as such properties are used by Holdings or its Subsidiaries) or materially impair their use in the operation of the business of Holdings and its Subsidiaries;

          (15) Liens created for the benefit of (or to secure) the Notes (or the
     Note Guarantees);

                                      -23-

          (16) Liens to secure any Permitted Refinancing Indebtedness permitted to be incurred under this Indenture; provided, however, that:

               (a) the new Lien shall be limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original
          Lien (plus improvements and accessions to, such property or proceeds or distributions thereof); and

               (b) the Indebtedness secured by the new Lien is not increased to any amount greater than the sum of (x) the outstanding principal amount, or, if greater, committed amount, of the Permitted Refinancing
          Indebtedness and (y) an amount necessary to pay any fees and expenses, including premiums, related to such renewal, refunding, refinancing, replacement, defeasance or discharge;

          (17) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases entered into by
     Holdings or any of its Restricted Subsidiaries in the ordinary course of business;

          (18) judgment Liens not giving rise to an Event of Default so long as any appropriate legal proceedings that may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such legal proceedings may be initiated shall not have expired;

          (19) Liens securing Indebtedness or other obligations incurred in the ordinary course of business of Holdings or any Subsidiary of Holdings with respect to obligations that do not exceed 5.0% of Total Assets at any one time outstanding;

          (20) Liens on accounts receivable and related assets of the type specified in the definition of "Receivables Financing" incurred in connection with a Qualified Receivables Financing;

          (21) licenses of intellectual property in the ordinary course of business;

          (22) Liens on Capital Stock of an Unrestricted Subsidiary that secure
     Indebtedness or other obligations of such Unrestricted Subsidiary;

          (23) leases and subleases of real property which do not materially interfere with the ordinary conduct of the business of Holdings and its
     Restricted Subsidiaries;

          (24) Liens to secure a defeasance trust;

          (25) Liens on equipment of Holdings or any Restricted Subsidiary granted in the ordinary course of business to clients of which such equipment is located;

          (26) Liens securing insurance premium financing arrangements, provided that such Lien is limited to the applicable insurance contracts; and

                                      -24-

          (27) Liens securing the aggregate amount of Indebtedness (including
     Acquired Debt) incurred in connection with (or at any time following the consummation of) an Asset Acquisition made in accordance with this
     Indenture equal to, at the time of incurrence, the net increase in inventory, accounts receivable and net property, reserves, plant and equipment attributable to such Asset Acquisition from the amounts reflected on Holdings' historical consolidated balance sheet as of the end of the full fiscal quarter ending on or prior to the date of such Asset
     Acquisition, calculated after giving effect on a pro forma basis to such
     Asset Acquisition (which amount may, but need not, be incurred in whole or in part under the Credit Agreement) less the amount of Indebtedness incurred in connection with such Asset Acquisition secured by Liens pursuant to clauses (4) or (7) above.

          "Permitted Payments to Parent" means, without duplication as to amounts:

          (1) payments to the Parent in amounts equal to the amounts required for any direct payment of the Company to pay fees and expenses (including franchise or similar taxes) required to maintain its corporate existence, customary salary, bonus and other benefits payable to officers and employees of any direct parent of the Company and general corporate overhead expenses of any direct parent of the Company to the extent such fees and expenses are attributable to the ownership or operation of
     Holdings and its Subsidiaries;

          (2) for so long as Holdings is a member of a group filing a consolidated or combined tax return with the Parent, payments to the Parent in respect of an allocable portion of the tax liabilities of such group that is attributable to Holdings and its Subsidiaries ("Tax Payments"). The
     Tax Payments shall not exceed the lesser of (i) the amount of the relevant tax (including any penalties and interest) that Holdings would owe if
     Holdings were filing a separate tax return (or a separate consolidated or combined return with its Subsidiaries that are members of the consolidated or combined group), taking into account any carryovers and carrybacks of tax attributes (such as net operating losses) of Holdings and such
     Subsidiaries from other taxable years and (ii) the net amount of the relevant tax that the Parent actually owes to the appropriate taxing authority. Any Tax Payments received from Holdings shall be paid over to the appropriate taxing authority within 30 days of the Parent's receipt of such Tax Payments or refunded to Holdings; and

          (3) dividends or distributions paid to the Parent, if applicable, in amounts equal to amounts required for the Parent, if applicable, to pay interest and/or principal on Indebtedness the proceeds of which have been contributed to Holdings or any of its Restricted Subsidiaries and that has been Guaranteed by, or is otherwise considered Indebtedness of, Holdings incurred in accordance with Section 4.09 hereof.

          "Permitted Refinancing Indebtedness" means any Indebtedness of
Holdings or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge other Indebtedness of Holdings or any of its Restricted Subsidiaries
(other than intercompany Indebtedness); provided that:

                                      -25-

          (1) the principal amount (or accreted value, if applicable) of such
     Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness renewed, refunded, refinanced, replaced, defeased or discharged (plus any premium required to be paid on the Indebtedness being so renewed, refunded, replaced, defeased or discharged, plus the amount of all fees and expenses incurred in connection therewith);

          (2) such Permitted Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted
     Average Life to Maturity equal to or greater than the remaining Weighted
     Average Life to Maturity of, the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged; provided that this clause (2)
     shall not apply to debt under the Credit Facilities;

          (3) if the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged; and

          (4) such Refinancing Indebtedness shall not include Indebtedness of
     Holdings or a Restricted Subsidiary that refinance Indebtedness of an
     Unrestricted Subsidiary.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

          "Private Placement Legend" means the legend set forth in Section
2.06(g)(1) hereof to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

          "Purchase Agreement" means the Purchase Agreement dated May 24, 2004 between RAG Coal International AG and American Coal Acquisition Corp.

          "Purchase Money Note" means a promissory note of a Receivables
Subsidiary evidencing a line of credit, which may be irrevocable, from Holdings or any Subsidiary of Holdings to a Receivables Subsidiary in connection with a
Qualified Receivables Financing, which note is intended to finance that portion of the purchase price that is not paid by cash or a contribution of equity.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Qualified Receivables Financing" means any Receivables Financing of a
Receivables Subsidiary that meets the following conditions:

          (1) the Board of Directors of Holdings will have determined in good faith that such Qualified Receivables Financing (including financing terms, covenants, termination

                                      -26-

     events and other provisions) is in the aggregate economically fair and reasonable to Holdings and the Receivables Subsidiary,

          (2) all sales of accounts receivable and related assets to the
     Receivables Subsidiary are made at Fair Market Value (as determined in good faith by Holdings), and

          (3) the financing terms, covenants, termination events and other provisions thereof will be market terms (as determined in good faith by
     Holdings) and may include Standard Securitization Undertakings.

          The grant of a security interest in any accounts receivable of
Holdings or any of its Restricted Subsidiaries (other than a Receivables
Subsidiary) to secure a Credit Facility will not be deemed a Qualified
Receivables Financing. For purposes of this Indenture, a receivables facility whether now in existence or arising in the future (and any replacement thereof with substantially similar terms in the aggregate) will be deemed to be a
Qualified Receivables Financing that is not recourse to Holdings (except for
Standard Securitization Undertakings).

          "Rating Agency" means each of S&P and Moody's, or if S&P or Moody's or both shall not make a rating on the Notes publicly available, a nationally recognized statistical rating organization or organizations, within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by Holdings as a replacement agency or agencies for S&P or Moody's, or both, as the case may be.

          "Receivables Financing" means any transaction or series of transactions that may be entered into by Holdings or any of its Subsidiaries pursuant to which Holdings or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Receivables Subsidiary (in the case of a transfer by
Holdings or any of its Subsidiaries), and (b) any other Person (in the case of a transfer by a Receivables Subsidiary), or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of Holdings or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all Guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable and any Hedging Obligations entered into by Holdings or any such Subsidiary in connection with such accounts receivable.

          "Receivables Repurchase Obligation" means any obligation of a seller of receivables in a Qualified Receivables Financing to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

          "Receivables Subsidiary" means a Wholly-Owned Restricted Subsidiary of
Holdings (or another Person formed for the purposes of engaging in a Qualified
Receivables Financing with Holdings in which Holdings or any Subsidiary of
Holdings makes an Investment and to which Holdings or any Subsidiary of Holdings transfers accounts receivable and related assets)

                                      -27-

which engages in no activities other than in connection with the financing of accounts receivable of Holdings and its Subsidiaries, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of Holdings (as provided below) as a
Receivables Subsidiary and:

          (1) no portion of the Indebtedness or any other obligations
     (contingent or otherwise) of which (i) is Guaranteed by Holdings or any other Subsidiary of Holdings (excluding Guarantees of Obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard
     Securitization Undertakings), (ii) is recourse to or obligates Holdings or any other Subsidiary of Holdings in any way other than pursuant to Standard
     Securitization Undertakings, or (iii) subjects any property or asset of
     Holdings or any other Subsidiary of Holdings, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings,

          (2) with which neither Holdings nor any other Subsidiary of Holdings has any material contract, agreement, arrangement or understanding other than on terms which Holdings reasonably believes to be no less favorable to
     Holdings or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of Holdings, and

          (3) to which neither Holdings nor any other Subsidiary of Holdings has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the Board of Directors of Holdings shall be evidenced to the
     Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors of Holdings giving effect to such designation and an
     Officers' Certificate certifying that such designation complied with the foregoing conditions.

          "Registered Exchange Offer" has the meaning set forth in the
Registration Rights Agreement.

          "Registration Rights Agreement" means the Registration Rights
Agreement, dated as of July 30, 2004, among the Company, the Guarantors and the
Initial Purchasers named therein, as such agreement may be amended, modified or supplemented from time to time and, with respect to any Additional Notes, one or more registration rights agreements among the Company, the Guarantors and the other parties thereto, as such agreement(s) may be amended, modified or supplemented from time to time, relating to rights given by the Company to the purchasers of Additional Notes to register such Additional Notes under the
Securities Act.

          "Regulation S" means Regulation S promulgated under the Securities
Act.

          "Regulation S Global Note" means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.

          "Regulation S Permanent Global Note" means a permanent Global Note in the form of Exhibit A1 hereto bearing the Global Note Legend and the Private
Placement Legend

                                      -28-

and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the
Restricted Period.

          "Regulation S Temporary Global Note" means a temporary Global Note in the form of Exhibit A2 hereto deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

          "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any
successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "Restricted Definitive Note" means a Definitive Note bearing the
Private Placement Legend.

          "Restricted Global Note" means a Global Note bearing the Private
Placement Legend.

          "Restricted Investment" means an Investment other than a Permitted
Investment.

          "Restricted Period" means the 40-day distribution compliance period as defined in Regulation S.

          "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

          "Rule 144" means Rule 144 promulgated under the Securities Act.

          "Rule 144A" means Rule 144A promulgated under the Securities Act.

          "Rule 903" means Rule 903 promulgated under the Securities Act.

          "Rule 904" means Rule 904 promulgated under the Securities Act.

          "S&P" means Standard & Poor's Ratings Services and its successors and assigns.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

                                      -29-

          "Significant Subsidiary" means any Subsidiary that would be a
"significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

          "Standard Securitization Undertakings" means representations, warranties, covenants, indemnities and Guarantees of performance entered into by
Holdings or any Subsidiary of Holdings which Holdings has determined in good faith to be customary in a Receivables Financing including, without limitation, those relating to the servicing of the assets of a Receivables Subsidiary, it being understood that any Receivables Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking.

          "Stated Maturity" means, with respect to any installment of principal on any series of Indebtedness, the date on which the final payment of principal was scheduled to be paid in the documentation governing such Indebtedness as of the date of this Indenture, and will not include any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof.

          "Subsidiary" means, with respect to any specified Person:

          (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled
     (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders' agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof);
     and

          (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or
     (b) the only general partners of which are that Person or one or more
     Subsidiaries of that Person (or any combination thereof).

          "Tax Amount" means, for any period, the aggregate amount of tax distributions required to be made during such period by the Parent to its members in accordance with the tax distribution provisions of the Parent's limited liability company agreement that is in effect on the issue date of the
Notes (as such provisions may thereafter be amended or supplemented so long as such amendments or supplements are not materially adverse to the Holders), assuming the highest marginal federal, state and local tax rate for individuals in effect for the year and assuming residency in New York City, New York, provided that such distributions shall be for the purpose of enabling such members to pay their income tax liability on their respective shares of cumulative Taxable Income attributable to Holdings and its Subsidiaries; and
(ii) for any period, the amount of tax required to be paid by the Parent directly to taxing authorities in respect of Taxable Income attributable to
Holdings and its Subsidiaries and amounts paid in respect of franchise, capital and other non-income taxes required to be paid by the Parent.

                                      -30-

          "Tax Distribution" means, in the event Holdings becomes a pass-through or disregarded entity for U.S. federal income tax purposes, a distribution in respect of taxes to the members of Holdings pursuant to Section 4.07(b)(8)
hereof.

          "Taxable Income" means, with respect to any Person for any period, the taxable income or loss of such Person for such period for federal income tax purposes; provided, that (i) all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss, (ii) any basis adjustment made in connection with an election under Section 754 of the Code shall be disregarded and (iii) such taxable income shall be increased or such taxable loss shall be decreased by the amount of any interest expense incurred by such Person that is not treated as deductible for federal income tax purposes by a partner or member of such Person.

          "TIA" means the Trust Indenture Act of 1939, as amended (15
U.S.C. Sections 77aaa-77bbbb).

          "Total Assets" means the total consolidated assets of Holdings and its
Restricted Subsidiaries, as shown on the most recent balance sheet of Holdings.

          "Transactions" means the transactions contemplated by (i) the Purchase
Agreement, (ii) the Credit Agreement and (iii) this offering of the Notes.

          "Treasury Rate" means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve
Statistical Release H.15 (519) that has become publicly available at least two
Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to August 1, 2009; provided, however, that if the period from the redemption date to August 1, 2009, is less than one year, the weekly average yield on actually traded United States
Treasury securities adjusted to a constant maturity of one year will be used.

          "Trustee" means The Bank of New York until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

          "Unrestricted Definitive Note" means a Definitive Note that does not bear and is not required to bear the Private Placement Legend.

          "Unrestricted Global Note" means a Global Note that does not bear and is not required to bear the Private Placement Legend.

          "Unrestricted Subsidiary" means:

          (1) any Subsidiary of Holdings that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of
     Holdings in the manner provided below; and

                                      -31-

          (2) any Subsidiary of an Unrestricted Subsidiary.

          The Board of Directors of Holdings may designate any Subsidiary of
Holdings (including any newly acquired or newly formed Subsidiary of Holdings)
to be an Unrestricted Subsidiary unless such Subsidiary or any of its
Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any
Lien on any property of, Holdings or any other Subsidiary of Holdings that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that the Subsidiary to be so designated and its Subsidiaries do not at the time of designation have and do not thereafter incur any Non-recourse Debt (other than
Guarantees of performance of the Unrestricted Subsidiary in the ordinary course of business, excluding Guarantees of Indebtedness for borrowed money); provided further, however, that either:

          (a) the Subsidiary to be so designated has total consolidated assets of $1,000 or less; or

          (b) if such Subsidiary has consolidated assets greater than $1,000, then such designation would be permitted under Section 4.07 hereof.

          The Board of Directors of Holdings may designate any Unrestricted
Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation:

          (x) (1) Holdings could incur $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test described in Section 4.09 hereof or
     (2) the Fixed Charge Coverage Ratio for Holdings and its Restricted
     Subsidiaries would be greater than such ratio for Holdings and its
     Restricted Subsidiaries immediately prior to such designation, in each case on a pro forma basis taking into account such designation, and

          (y) no Event of Default shall have occurred and be continuing.

          Any such designation by the Board of Directors of Holdings shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the resolution of the Board of Directors of Holdings giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

          "U.S. Person" means a U.S. Person as defined in Rule 902(k)
promulgated under the Securities Act.

          "Voting Stock" of any specified Person as of any date means the
Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

          "Weighted Average Life to Maturity" means, when applied to any
Indebtedness at any date, the number of years obtained by dividing:

          (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of

                                      -32-

     principal, including payment at final maturity, in respect of the
     Indebtedness, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

          (2) the then outstanding principal amount of such Indebtedness.

          "Wholly-Owned Restricted Subsidiary" of any specified Person means a
Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) will at the time be owned by such Person or by one or more Wholly-Owned Restricted
Subsidiaries of such Person.

Section 1.02 Other Definitions.

                                                                        Defined
Term                                                                  in Section
----                                                                  ----------
"Affiliate Transaction"............................................      4.11
"Asset Sale Offer".................................................      4.10
"Authentication Order".............................................      2.02
"Change of Control Offer"..........................................      4.15
"Change of Control Payment"........................................      4.15
"Change of Control Payment Date"...................................      4.15
"Covenant Defeasance"..............................................      8.03
"DTC"..............................................................      2.03
"Event of Default".................................................      6.01
"Excess Proceeds"..................................................      4.10
"incur"............................................................      4.09
"Legal Defeasance".................................................      8.02
"Offer Period".....................................................      4.10
"Paying Agent".....................................................      2.03
"Permitted Debt"...................................................      4.09
"Payment Default"..................................................      6.01
"Redemption Date"..................................................      3.07
"Registrar"........................................................      2.03
"Restricted Payments"..............................................      4.07

Section 1.03 Incorporation by Reference of Trust Indenture Act.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes;

          "indenture security Holder" means a Holder of a Note;

          "indenture to be qualified" means this Indenture;

                                      -33-

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the Notes and the Note Guarantees means the Company and the Guarantors, respectively, and any successor obligor upon the Notes and the
Note Guarantees, respectively.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04 Rules of Construction.

          Unless the context otherwise requires:

          (i) a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (iii) "or" is not exclusive;

          (iv) words in the singular include the plural, and in the plural include the singular;

          (v) "will" shall be interpreted to express a command;

          (vi) provisions apply to successive events and transactions; and

          (vii) references to sections of or rules under the Securities Act will be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.

                                    ARTICLE 2

                                    THE NOTES

Section 2.01 Form and Dating.

          (a) General. The Notes and the Trustee's certificate of authentication will be substantially in the form of Exhibits A1 and A2 hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note will be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

          The terms and provisions contained in the Notes will constitute, and are hereby expressly made, a part of this Indenture and the Company, the
Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and

                                      -34-

to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

          (b) Global Notes. Notes issued in global form will be substantially in the form of Exhibits A1 or A2 hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form will be substantially in the form of
Exhibit A1 hereto (but without the Global Note Legend thereon and without the
"Schedule of Exchanges of Interests in the Global Note" attached thereto). Each
Global Note will represent such of the outstanding Notes as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.
Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby will be made by the Trustee or the Custodian, at the direction of the
Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

          (c) Temporary Global Notes. Notes offered and sold in reliance on
Regulation S will be issued initially in the form of the Regulation S Temporary
Global Note, which will be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of
Euroclear or Clearstream, duly executed by the Company and authenticated by the
Trustee as hereinafter provided. The Restricted Period will be terminated upon the receipt by the Trustee of:

          (1) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note
     (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Note or an IAI Global Note bearing a Private Placement Legend, all as contemplated by Section 2.06(b)
     hereof); and

          (2) an Officers' Certificate from the Company.

          Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note will be exchanged for beneficial interests in the Regulation S Permanent Global Note pursuant to the
Applicable Procedures. Simultaneously with the authentication of the Regulation
S Permanent Global Note, the Trustee will cancel the Regulation S Temporary
Global Note. The aggregate principal amount of the Regulation S Temporary Global
Note and the Regulation S Permanent Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the
Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

                                      -35-

          (d) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions
Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream
Banking" and "Customer Handbook" of Clearstream will be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the
Regulation S Permanent Global Note that are held by Participants through
Euroclear or Clearstream.

Section 2.02 Execution and Authentication.

          At least one Officer must sign the Notes for the Company by manual or facsimile signature.

          If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note will nevertheless be valid.

          A Note will not be valid until authenticated by the manual signature of the Trustee. The signature will be conclusive evidence that the Note has been authenticated under this Indenture.

          The Trustee will, upon receipt of a written order of the Company signed by two Officers of the Company (an "Authentication Order"), authenticate
Notes for original issue that may be validly issued under this Indenture, including any Additional Notes and any Exchange Notes. The aggregate principal amount of Notes outstanding at any time may not exceed the aggregate principal amount of Notes authorized for issuance by the Company pursuant to one or more
Authentication Orders, except as provided in Section 2.07 hereof.

          The Trustee may appoint an authenticating agent acceptable to the
Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an
Affiliate of the Company.

Section 2.03 Registrar and Paying Agent.

          The Company will maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The
Registrar will keep a register of the Notes and of their transfer and exchange.
The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term
"Paying Agent" includes any additional paying agent. The Company may change any
Paying Agent or Registrar without notice to any Holder. The Company will notify the Trustee in writing of the name and address of any Agent not a party to this
Indenture. If the Company fails to appoint or maintain another entity as
Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

          The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

                                      -36-

          The Company initially appoints the Trustee to act as the Registrar and
Paying Agent and to act as Custodian with respect to the Global Notes.

Section 2.04 Paying Agent to Hold Money in Trust.

          The Company will require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of
Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Additional Interest, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying
Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a
Subsidiary) will have no further liability for the money. If the Company or a
Subsidiary acts as Paying Agent, it will segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the
Trustee will serve as Paying Agent for the Notes.

Section 2.05 Holder Lists.

          The Trustee will preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company will furnish to the Trustee at least seven
Business Days before each interest payment date and at such other times as the
Trustee may request in writing, a list in such form and as of such date as the
Trustee may reasonably require of the names and addresses of the Holders of
Notes and the Company shall otherwise comply with TIA Section 312(a).

Section 2.06 Transfer and Exchange.

          (a) Transfer and Exchange of Global Notes. A Global Note may not be
transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the
Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if:

          (1) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within
     120 days after the date of such notice from the Depositary;

          (2) the Company in its sole discretion determine that the Global Notes
     (in whole but not in part) should be exchanged for Definitive Notes and deliver a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the
     Company for Definitive Notes prior to (A) the ex-

                                      -37-

     piration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the
     Securities Act; or

          (3) there has occurred and is continuing an Event of Default with respect to the Notes.

          Upon the occurrence of either of the preceding events in (1) or (2)
above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global
Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b), (c) or (f) hereof.

          (b) Transfer and Exchange of Beneficial Interests in the Global Notes.
The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depositary, in accordance with the provisions of this
Indenture and the Applicable Procedures. Beneficial interests in the Restricted
Global Notes will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also will require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

          (1) Transfer of Beneficial Interests in the Same Global Note.
     Beneficial interests in any Restricted Global Note may be transferred to
     Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Global Note may not be
     made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global
     Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(1).

          (2) All Other Transfers and Exchanges of Beneficial Interests in
     Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(1) above, the transferor of such beneficial interest must deliver to the Registrar either:

               (A)  both:

                    (i) a written order from a Participant or an Indirect
               Participant given to the Depositary in accordance with the
               Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest

                                      -38-

               in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and

                    (ii) instructions given in accordance with the Applicable
               Procedures containing information regarding the Participant account to be credited with such increase; or

               (B)  both:

                    (i) a written order from a Participant or an Indirect
               Participant given to the Depositary in accordance with the
               Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and

                    (ii) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such
               Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above;

               provided, that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the
               Regulation S Temporary Global Note prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities
               Act.

     Upon consummation of a Registered Exchange Offer by the Company in
     accordance with Section 2.06(f) hereof, the requirements of this Section
     2.06(b)(2) shall be deemed to have been satisfied upon receipt by the
     Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted
     Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this
     Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global
     Note(s) pursuant to Section 2.06(h) hereof.

          (3) Transfer of Beneficial Interests to Another Restricted Global
     Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(2) above and the
     Registrar receives the following:

               (A) if the transferee will take delivery in the form of a
          beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

               (B) if the transferee will take delivery in the form of a
          beneficial interest in the Regulation S Temporary Global Note or the
          Regulation S Permanent

                                      -39-

          Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2)
          thereof; and

               (C) if the transferee will take delivery in the form of a
          beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item
          (3)(d) thereof, if applicable.

          (4) Transfer and Exchange of Beneficial Interests in a Restricted
     Global Note for Beneficial Interests in an Unrestricted Global Note. A
     beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.06(b)(2) above and:

               (A) such exchange or transfer is effected pursuant to the
          Registered Exchange Offer in accordance with the Registration Rights
          Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Notes or (iii) a Person who is an
          affiliate (as defined in Rule 144) of the Company;

               (B) such transfer is effected pursuant to the Shelf Registration
          Statement in accordance with the Registration Rights Agreement;

               (C) such transfer is effected by a Broker-Dealer pursuant to the
          Exchange Offer Registration Statement in accordance with the
          Registration Rights Agreement; or

               (D) the Registrar receives the following:

                    (i) if the holder of such beneficial interest in a
               Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global
               Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                    (ii) if the holder of such beneficial interest in a
               Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

     and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of
     Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the

                                      -40-

     Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          If any such transfer is effected pursuant to subparagraph (B) or (D)
above at a time when an Unrestricted Global Note has not yet been issued, the
Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more
Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

          Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

          (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

          (1) Beneficial Interests in Restricted Global Notes to Restricted
Definitive Notes. If any holder of a beneficial interest in a Restricted Global
Note proposes to exchange such beneficial interest for a Restricted Definitive
Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the
Registrar of the following documentation:

          (A) if the holder of such beneficial interest in a Restricted Global
     Note proposes to exchange such beneficial interest for a Restricted
     Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

          (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit
     B hereto, including the certifications in item (1) thereof;

          (C) if such beneficial interest is being transferred to a Non-U.S.
     Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

          (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit
     B hereto, including the certifications in item (3)(a) thereof;

          (E) if such beneficial interest is being transferred to an
     Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

                                      -41-

          (F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

          (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof,

the Trustee shall cause the aggregate principal amount of the applicable Global
Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the
Company shall execute and the Trustee shall authenticate and deliver to the
Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the
Registrar through instructions from the Depositary and the Participant or
Indirect Participant. The Trustee shall deliver such Definitive Notes to the
Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

          (2) Beneficial Interests in Regulation S Temporary Global Note to
Definitive Notes. Notwithstanding Sections 2.06(c)(1)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Note may not be
exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to (A) the expiration of the
Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

          (3) Beneficial Interests in Restricted Global Notes to Unrestricted
Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

          (A) such exchange or transfer is effected pursuant to the Registered
     Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

          (B) such transfer is effected pursuant to the Shelf Registration
     Statement in accordance with the Registration Rights Agreement;

          (C) such transfer is effected by a Broker-Dealer pursuant to the
     Exchange Offer Registration Statement in accordance with the Registration
     Rights Agreement; or

                                      -42-

          (D) the Registrar receives the following:

               (i) if the holder of such beneficial interest in a Restricted
          Global Note proposes to exchange such beneficial interest for an
          Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b)
          thereof; or

               (ii) if the holder of such beneficial interest in a Restricted
          Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted
          Definitive Note, a certificate from such holder in the form of Exhibit
          B hereto, including the certifications in item (4) thereof;

     and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of
     Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement
     Legend are no longer required in order to maintain compliance with the
     Securities Act.

          (4) Beneficial Interests in Unrestricted Global Notes to Unrestricted
     Definitive Notes. If any holder of a beneficial interest in an Unrestricted
     Global Note proposes to exchange such beneficial interest for a Definitive
     Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(2) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company will execute and the Trustee will authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(4) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the
     Registrar from or through the Depositary and the Participant or Indirect
     Participant. The Trustee will deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(3)(4)
     will not bear the Private Placement Legend.

          (d) Transfer and Exchange of Definitive Notes for Beneficial
     Interests.

          (1) Restricted Definitive Notes to Beneficial Interests in Restricted
Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                                      -43-

          (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

          (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in
     Exhibit B hereto, including the certifications in item (1) thereof;

          (C) if such Restricted Definitive Note is being transferred to a
     Non-U.S. Person in an offshore transaction in accordance with Rule 903 or
     Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

          (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit
     B hereto, including the certifications in item (3)(a) thereof;

          (E) if such Restricted Definitive Note is being transferred to an
     Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

          (F) if such Restricted Definitive Note is being transferred to the
     Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof;
     or

          (G) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof,

the Trustee will cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the
144A Global Note, in the case of clause (C) above, the Regulation S Global Note, and in all other cases, the IAI Global Note.

          (2) Restricted Definitive Notes to Beneficial Interests in
Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

          (A) such exchange or transfer is effected pursuant to the Registered
     Exchange Offer in accordance with the Registration Rights Agreement and the
     Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not
     (i) a Broker-Dealer, (ii) a Person participating in the distribution of the
     Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule
     144) of the Company;

                                      -44-

          (B) such transfer is effected pursuant to the Shelf Registration
     Statement in accordance with the Registration Rights Agreement;

          (C) such transfer is effected by a Broker-Dealer pursuant to the
     Exchange Offer Registration Statement in accordance with the Registration
     Rights Agreement; or

          (D) the Registrar receives the following:

               (i) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

               (ii) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

     and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of
     Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement
     Legend are no longer required in order to maintain compliance with the
     Securities Act.

          Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(2), the Trustee will cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the
Unrestricted Global Note.

          (3) Unrestricted Definitive Notes to Beneficial Interests in
Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may
exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global
Notes.

          If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (2)(B), (2)(D) or (3)
above at a time when an Unrestricted Global Note has not yet been issued, the
Company will issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee will authenticate one or more Unrestricted
Global Notes in an aggregate principal amount equal to the principal amount of
Definitive Notes so transferred.

          (e) Transfer and Exchange of Definitive Notes for Definitive Notes.
Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar will register the transfer or exchange of Definitive Notes. Prior to

                                      -45-

such registration of transfer or exchange, the requesting Holder must present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

          (1) Restricted Definitive Notes to Restricted Definitive Notes. Any
Restricted Definitive Note may be transferred to and registered in the name of
Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

          (A) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

          (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

          (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)
     thereof, if applicable.

          (2) Restricted Definitive Notes to Unrestricted Definitive Notes. Any
Restricted Definitive Note may be exchanged by the Holder thereof for an
Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

          (A) such exchange or transfer is effected pursuant to the Registered
     Exchange Offer in accordance with the Registration Rights Agreement and the
     Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not
     (i) a Broker-Dealer, (ii) a Person participating in the distribution of the
     Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule
     144) of the Company;

          (B) any such transfer is effected pursuant to the Shelf Registration
     Statement in accordance with the Registration Rights Agreement;

          (C) any such transfer is effected by a Broker-Dealer pursuant to the
     Exchange Offer Registration Statement in accordance with the Registration
     Rights Agreement; or

          (D) the Registrar receives the following:

               (i) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such

                                      -46-

          Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

               (ii) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such
          Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the
Securities Act and that the restrictions on transfer contained herein and in the
Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          (3) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A
Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

          (f) Registered Exchange Offer. Upon the occurrence of the Registered
Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue and, upon receipt of an Authentication Order in accordance with
Section 2.02 hereof, the Trustee will authenticate:

          (1) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the
     Restricted Global Notes accepted for exchange in the Registered Exchange
     Offer by Persons that certify in the applicable Letters of Transmittal that
     (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Notes and (C) they are not affiliates (as defined in Rule 144) of the Company; and

          (2) Unrestricted Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Registered Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-Dealers,
     (B) they are not participating in a distribution of the Exchange Notes and
     (C) they are not affiliates (as defined in Rule 144) of the Company.

          Concurrently with the issuance of such Notes, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company will execute and the Trustee will authenticate and deliver to the Persons designated by the Holders of Definitive
Notes so accepted Unrestricted Definitive Notes in the appropriate principal amount.

          (g) Legends. The following legends will appear on the face of all
Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                                      -47-

          (1) Private Placement Legend.

          (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

     "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S.
     SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY,
     MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE
     UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT
     AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A
     BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A
     "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE
     SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING
     THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS
     NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE
     SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS
     DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE
     SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME
     PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF
     RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES
     ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR
     OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY
     THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB
     PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE
     WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN
     AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 AND RULE 904 UNDER THE
     SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY
     RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR
     TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING
     CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF
     TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE
     TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL
     AMOUNT OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION
     OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE
     WITH THE SECURITIES ACT (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
     UNDER THE SECURITIES ACT OR (G) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM
     THE REGISTRATION REQUIREMENTS OF THE SECURITIES

                                      -48-

     ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), AND,
     IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3)
     AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST
     HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
     IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN
     THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE
     BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER
     AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS
     "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS
     GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE
     INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER
     ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS."

          (B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraphs (b)(4), (c)(3), (c)(4), (d)(2), (d)(3), (e)(2),
(e)(3) or (f) of this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

          (2) Global Note Legend. Each Global Note will bear a legend in substantially the following form:

     "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE
     GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE
     BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY
     CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS
     MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL
     NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a)
     OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR
     CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL
     NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN
     CONSENT OF THE COMPANY.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN
     DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE
     DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY
     TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY
     OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH
     SUCCESSOR DEPOSITARY. UNLESS

                                      -49-

     THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO
     THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT,
     AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
     OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND
     ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED
     BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE
     HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS
     THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

          (3) Regulation S Temporary Global Note Legend. The Regulation S
Temporary Global Note will bear a Legend in substantially the following form:

     "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE
     CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES,
     ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER
     NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL
     BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

          (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for
Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note will be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive
Notes, the principal amount of Notes represented by such Global Note will be reduced accordingly and an endorsement will be made on such Global Note by the
Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note will be increased accordingly and an endorsement will be made on such Global Note by the Trustee or by the
Depositary at the direction of the Trustee to reflect such increase.

          (i) General Provisions Relating to Transfers and Exchanges.

          (1) To permit registrations of transfers and exchanges, the Company will execute and the Trustee will authenticate Global Notes and Definitive Notes upon receipt of an Authentication Order in accordance with Section 2.02 hereof or at the Registrar's request.

          (2) No service charge will be made to a Holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any
registration of transfer or exchange, but

                                      -50-

the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 4.10, 4.15 and 9.05 hereof).

          (3) The Registrar will not be required to register the transfer of or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

          (4) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes will be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

          (5) Neither the Registrar nor the Company will be required:

          (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection;

          (B) to register the transfer of or to exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

          (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

          (6) Prior to due presentment for the registration of a transfer of any
Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

          (7) The Trustee will authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

          (8) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

Section 2.07 Replacement Notes.

          If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company will issue and the Trustee, upon receipt of an
Authentication Order, will authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an

                                      -51-

indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for their expenses in replacing a Note.

          Every replacement Note is an additional obligation of the Company and will be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.08 Outstanding Notes.

          The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the
Trustee in accordance with the provisions hereof, and those described in this
Section 2.08 as not outstanding. Except as set forth in Section 2.09 hereof, a
Note does not cease to be outstanding because the Company or an Affiliate of the
Company holds the Note; however, Notes held by the Company or a Subsidiary of the Company shall not be deemed to be outstanding for purposes of Section
3.07(a) hereof.

          If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a protected purchaser.

          If the principal amount of any Note is considered paid under Section
4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

          If the Paying Agent (other than the Company, a Subsidiary or an
Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such
Notes will be deemed to be no longer outstanding and will cease to accrue interest.

Section 2.09 Treasury Notes.

          In determining whether the Holders of the required principal amount of
Notes have concurred in any direction, waiver or consent, Notes owned by the
Company or any Guarantor, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any
Guarantor, will be considered as though not outstanding, except that for the purposes of determining whether the Trustee will be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the
Trustee knows are so owned will be so disregarded.

Section 2.10 Temporary Notes.

          Until certificates representing Notes are ready for delivery, the
Company may prepare and the Trustee, upon receipt of an Authentication Order, will authenticate temporary Notes. Temporary Notes will be substantially in the form of certificated Notes but may have variations that the Company considers appropriate for temporary Notes and as may be reasona-

                                      -52-

bly acceptable to the Trustee. Without unreasonable delay, the Company will prepare and the Trustee will authenticate definitive Notes in exchange for temporary Notes.

          Holders of temporary Notes will be entitled to all of the benefits of this Indenture.

Section 2.11 Cancellation.

          The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent will forward to the Trustee any
Notes surrendered to them for registration of transfer, exchange or payment. The
Trustee and no one else will cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and will dispose of such canceled Notes in its customary manner (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Notes will be delivered to the Company. The Company may not issue new
Notes to replace Notes that it has paid or that have been delivered to the
Trustee for cancellation.

Section 2.12 Defaulted Interest.

          If the Company defaults in a payment of interest on the Notes, they will pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company will notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company will fix or cause to be fixed each such special record date and payment date; provided that no such special record date may be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) will mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.13 CUSIP Numbers.

          The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" numbers.

                                      -53-

                                    ARTICLE 3

                            REDEMPTION AND PREPAYMENT

Section 3.01 Notices to Trustee.

          If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it must furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers'
Certificate setting forth:

          (1) the clause of this Indenture pursuant to which the redemption shall occur;

          (2) the redemption date;

          (3) the principal amount of Notes to be redeemed;

          (4) the redemption price; and

          (5) applicable CUSIP Numbers.

Section 3.02 Selection of Notes to Be Redeemed.

          If less than all of the Notes are to be redeemed at any time, the
Trustee will select Notes for redemption or purchase as follows:

          (1) if the Notes are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Notes are listed; or

          (2) if the Notes are not listed on any national securities exchange, on a pro rata basis.

          In the event of partial redemption or purchase by lot, the particular
Notes to be redeemed or purchased will be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

          The Trustee will promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption or purchase, the principal amount thereof to be redeemed. Notes and portions of Notes selected will be in amounts of $1,000 or whole multiples of
$1,000; provided that no Notes of $1,000 or less shall be redeemed in part.
Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.03 Notice of Redemption.

          (a) At least 30 days but not more than 60 days before a redemption date, the Company will mail or cause to be mailed, by first class mail, a notice of redemption to each

                                      -54-

Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of this Indenture pursuant to Articles 8 or 11 hereof.

          The notice will identify the Notes (including CUSIP Numbers) to be redeemed and will state:

          (1) the redemption date;

          (2) the redemption price;

          (3) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued upon cancellation of the original Note;

          (4) the name and address of the Paying Agent;

          (5) that Notes called for redemption must be surrendered to the Paying
     Agent to collect the redemption price;

          (6) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

          (7) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

          (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

          At the Company's request, the Trustee will give the notice of redemption in the Company's name and at their expense; provided, however, that the Company has delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04 Effect of Notice of Redemption.

          Once notice of redemption is mailed in accordance with Section 3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

Section 3.05 Deposit of Redemption Price.

          One Business Day prior to the redemption date, the Company will deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest and Additional Interest, if any, on all
Notes to be redeemed on that date. The

                                      -55-

Trustee or the Paying Agent will promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest and
Additional Interest, if any, on, all Notes to be redeemed.

          If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest will cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption is not so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

Section 3.06 Notes Redeemed in Part.

          Upon surrender of a Note that is redeemed in part, the Company will issue and, upon receipt of an Authentication Order, the Trustee will authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed or unpurchased portion of the Note surrendered.

Section 3.07 Optional Redemption.

          (a) At any time prior to August 1, 2007, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under this Indenture (including additional notes issued after Issue Date)
at a redemption price of 107.25% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to, but not including, the redemption date, with the net cash proceeds of one or more Equity Offerings;
provided that:

          (1) at least 65% of the aggregate principal amount of Notes issued under this Indenture (excluding Notes held by the Company and its
     Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

          (2) the redemption occurs within 180 days of the date of the closing of such Equity Offering.

          (b) Except pursuant to the preceding paragraph or as otherwise set forth below, the Notes will not be redeemable at the Company's option prior to
August 1, 2009; provided, however, the Company may acquire the Notes by means other than a redemption, whether pursuant to a tender offer, open market purchase or otherwise, so long as such acquisition does not violate the terms of this Indenture.

          (c) On or after August 1, 2009, the Company may redeem all or a part of the Notes upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed

                                      -56-

as percentages of principal amount) set forth below plus accrued and unpaid interest and Additional Interest, if any, on the Notes redeemed to, but not including, the applicable redemption date, if redeemed during the twelve-month period beginning on August 1 of the years indicated below, subject to the rights of Holders on the relevant record date to receive interest on the relevant interest payment date:

Year                                                                  Percentage
----                                                                  ----------
2009...............................................................    103.625%
2010...............................................................    102.417%
2011...............................................................    101.208%
2012 and thereafter................................................    100.000%

          Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

          (d) At any time prior to August 1, 2009, the Company may also redeem all or a part of the Notes, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Additional
Interest, if any, to, but not including, the date of redemption, subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

          (e) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

Section 3.08 Mandatory Redemption.

          The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

Section 3.09 Intentionally Omitted.

                                    ARTICLE 4

                                    COVENANTS

Section 4.01 Payment of Notes.

          The Company will pay or cause to be paid the principal of, premium, if any, and interest and Additional Interest, if any, on, the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest and Additional Interest, if any will be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal of, premium, if any,

                                      -57-

and interest and Additional Interest, if any, then due. The Company will pay all
Additional Interest, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.

          The Company will pay interest on overdue principal at the rate specified therefor in the Notes, and it shall pay interest on overdue installments of interest at the same rate borne by the Notes to the extent lawful.

Section 4.02 Maintenance of Office or Agency.

          The Company will maintain in the Borough of Manhattan, the City of New
York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The
Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the
Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission will in any manner relieve the
Company of its obligation to maintain an office or agency in the Borough of
Manhattan, the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby designates the Corporate Trust Office of the
Trustee as one such office or agency of the Company in accordance with Section
2.03 hereof.

Section 4.03 Reports.

          (a) So long as any Notes are outstanding, Holdings shall file with the
SEC, to the extent such submissions are accepted for filing by the SEC, and shall provide to the Trustee (within 15 days after it files (or would have been required to file) with the SEC):

          (1) all quarterly financial information that would be required to be contained in a filing with the SEC on Forms 10-Q; and

          (2) all annual reports that would be required to be filed with the SEC on Form 10-K if Holdings were required to file reports;

as if Holdings were required to file such forms.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice

                                      -58-

of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder
(as to which the Trustee is entitled to rely exclusively on Officers'
Certificates).

          All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports.
Each annual report on Form 10-K will include a report on Holdings' consolidated financial statements by Holdings' independent accountants.

          If, at any time after consummation of the Registered Exchange Offer contemplated by the Registration Rights Agreement, the Company is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, Holdings will nevertheless continue filing the reports specified in the preceding paragraph with the SEC within the time periods specified above unless the SEC will not accept such a filing.

          (b) For so long as any Notes remain outstanding, if at any time they are not required to file with the SEC the reports required by paragraph (a) of this Section 4.03, the Company and the Guarantors will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the
Securities Act.

          (c) Notwithstanding the foregoing, such requirements shall be deemed satisfied prior to the commencement of the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement by the filing with the
Commission of the Exchange Offer Registration Statement and/or Shelf
Registration Statement, and any amendments thereto, with such financial information that satisfied Regulation S-X of the Securities Act; provided that in order for such requirements to be deemed satisfied, any such Registration
Statement must contain quarterly information for the period ended September 30,
2004 as required by Regulation S-X no later than November 30, 2004.

Section 4.04 Compliance Certificate.

          (a) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the
Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with Section 314(a)(4) of the TIA.

          (b) So long as any of the Notes are outstanding, the Company will deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

                                      -59-

Section 4.05 Intentionally Omitted.

Section 4.06 Intentionally Omitted.

Section 4.07 Restricted Payments.

          (a) Holdings will not, and will not permit any of its Restricted
Subsidiaries to, directly or indirectly:

          (1) declare or pay any dividend or make any other payment or distribution on account of Holdings' or any of its Restricted Subsidiaries'
     Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving Holdings or any of its
     Restricted Subsidiaries) or to the direct or indirect holders of the
     Holdings' or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity
     Interests (other than Disqualified Stock) of Holdings and other than dividends or distributions payable to Holdings or a Restricted Subsidiary of Holdings);

          (2) purchase, redeem or otherwise acquire or retire for value
     (including, without limitation, in connection with any merger or consolidation involving Holdings) any Equity Interests of Holdings or any direct or indirect parent of Holdings;

          (3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value, any Indebtedness of
     Holdings, the Company or any Guarantor that is contractually subordinated to the Notes or to any Note Guarantee (excluding (x) any intercompany
     Indebtedness between or among Holdings and any of its Restricted
     Subsidiaries or (y) the purchase, repurchase, or other acquisition of
     Indebtedness that is contractually subordinated to the notes or to any Note
     Guarantee, as the case may be, purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition), except a payment of interest or principal at the Stated
     Maturity thereof; or

          (4) make any Restricted Investment

(all such payments and other actions set forth in these clauses (1) through (4)
above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

          (A) no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;

          (B) Holdings would, after giving pro forma effect thereto as if such
     Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09(a); and

                                      -60-

          (C) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by Holdings and its Restricted Subsidiaries since the date of this Indenture (excluding Restricted Payments permitted by clauses (2), (3), (4), (5) (only to the extent of one-half of the amounts paid pursuant to such clause), (6), (8), (9), (10), (11), (12),
     (13), (15), (16), (17) and (18) of Section 4.07(b) hereof), is less than the sum, without duplication, of:

               (i) 50% of the Consolidated Net Income of Holdings for the period
          (taken as one accounting period) from the beginning of the first fiscal quarter commencing prior to the date of this Indenture to the end of the Holding's most recently ended fiscal quarter for which internal financial statements are available at the time of such
          Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit); plus

               (ii) 100% of the aggregate net proceeds, including cash and the
          Fair Market Value of property other than cash, received by Holdings since the date of this Indenture (x) as a contribution to its common equity capital or (y) from the issue or sale of Equity Interests of
          Holdings or any direct or indirect parent company of Holdings (other than Disqualified Stock, Designated Preferred Stock, Excluded
          Contributions or Cash Contributions) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or
          Disqualified Stock or debt securities) sold to a Subsidiary of
          Holdings); plus

               (iii) to the extent that any Restricted Investment that was made after the date of this Indenture is sold for cash or otherwise liquidated or repaid for cash, 100% of the aggregate amount received in cash and the Fair Market Value of property other than cash received; plus

               (iv) to the extent that any Unrestricted Subsidiary of Holdings designated as such after the date of this Indenture is redesignated as a Restricted Subsidiary after the date of this Indenture or has been merged into, consolidated or amalgamated with or into, or transfers or conveys its assets to, Holdings or a Restricted Subsidiary of
          Holdings, 100% of the Fair Market Value of the Holdings' Investment in
          such Subsidiary as of the date of such redesignation, combination or transfer (or of the assets transferred or conveyed, as applicable)
          after deducting any Indebtedness associated with the Unrestricted
          Subsidiary so designated or combined or any Indebtedness associated with the assets so transferred or conveyed); plus

               (v) 100% of any dividends or distributions received by Holdings or a Restricted Subsidiary of Holdings after the date of this
          Indenture from an Unrestricted Subsidiary of Holdings, to the extent that such dividends or distributions were not otherwise included in the Consolidated Net Income of Holdings for such period.

                                      -61-

          (b) The provisions of Section 4.07(a) hereof will not prohibit:

          (1) the payment of any dividend or distribution or the consummation of any redemption within 60 days after the date of declaration of the dividend or distribution or giving of the redemption notice, as the case may be, if, at the date of declaration or notice, the dividend, distribution or redemption payment would have complied with the provisions of this
     Indenture;

          (2) the making of any Restricted Payment in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a
     Subsidiary of Holdings) of, Equity Interests of Holdings or any direct or indirect parent company of Holdings (other than Disqualified Stock) or from the substantially concurrent contribution of common equity capital to
     Holdings; provided that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will be excluded from clause
     (C)(ii) of Section 4.07(a) hereof;

          (3) the repurchase, redemption, defeasance or other acquisition or retirement for value of Indebtedness of Holdings or any Restricted
     Subsidiary that is contractually subordinated to the Notes or to any Note
     Guarantee with the net cash proceeds from a substantially concurrent incurrence of Permitted Refinancing Indebtedness;

          (4) the payment of any dividend (or, in the case of any partnership or limited liability company, any similar distribution) by a Restricted
     Subsidiary of Holdings to the holders of its Equity Interests on a pro rata basis;

          (5) the repurchase, redemption or other acquisition or retirement (or dividends or distributions to any direct or indirect parent company of
     Holdings to finance any such repurchase, redemption or other acquisition or retirement) for value of any Equity Interests of Holdings or any Restricted
     Subsidiary of Holdings or any direct or indirect parent company of Holdings held by any current or former officer, director, consultant or employee of
     Holdings or any of its Restricted Subsidiaries or any direct or indirect parent company of Holdings pursuant to any equity subscription agreement, stock option agreement, shareholders' or members' agreement or similar agreement, plan or arrangement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed $2.5 million in any calendar year (with unused amounts in any calendar year being permitted to be carried over for the two succeeding calendar years); provided further, that the amount in any calendar year may be increased by an amount not to exceed:

               (a) the cash proceeds received by Holdings or any of its
          Restricted Subsidiaries from the sale of Equity Interests (other than
          Disqualified Stock) of Holdings or any direct or indirect parent company of Holdings (to the extent contributed to Holdings) to members of management, directors or consultants of Holdings and its Restricted
          Subsidiaries or any direct or indirect parent company of Holdings that occurs after the date of this Indenture (provided that the amount of such cash proceeds utilized for any such repurchase, retirement, other acquisi-

                                      -62-

          tion, or dividend or distribution will not increase the amount available for Restricted Payments under clause (C) of Section
          4.07(a)); plus

               (b) the cash proceeds of key man life insurance policies received by Holdings or any direct or indirect parent company of Holdings (to the extent contributed to Holdings) and its Restricted Subsidiaries after the date of this Indenture;

     (provided that Holdings may elect to apply all or any portion of the aggregate increase contemplated by clauses (a) and (b) above in any single calendar year);

          (6) the repurchase of Equity Interests deemed to occur upon the exercise of stock options to the extent such Equity Interests represent a portion of the exercise price of those stock options;

          (7) the declaration and payment of regularly scheduled or accrued dividends or distributions to holders of any class or series of
     Disqualified Stock of Holdings or any Restricted Subsidiary of Holdings
     issued on or after the date of this Indenture in accordance with the Fixed
     Charge Coverage Ratio test described in Section 4.09 hereof;

          (8) without duplication as to amounts distributable with respect to taxes under clause (9) below, in the event Holdings becomes a pass-through or disregarded entity for U.S. federal income tax purposes, Tax
     Distributions to members of Holdings in an amount, with respect to any period after the last day of the fiscal quarter preceding the issuance of the Notes in 2004, not to exceed the Tax Amount for such period;

          (9) without duplication as to amounts distributed under clause (8)
     above, Permitted Payments to Parent;

          (10) purchases of receivables pursuant to a Receivables Repurchase
     Obligation in connection with a Qualified Receivables Financing;

          (11) the declaration and payment of dividends or distributions to holders of any class or series of Designated Preferred Stock (other than
     Disqualified Stock) issued after the date of this Indenture and the declaration and payment of dividends to any direct or indirect parent company of Holdings, the proceeds of which will be used to fund the payment of dividends or distributions to holders of any class or series of
     Designated Preferred Stock (other than Disqualified Stock) of any direct or indirect parent company of Holdings issued after the date of this
     Indenture; provided, however, that (A) for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of issuance of such Designated Preferred
     Stock, after giving effect to such issuance (and the payment of dividends or distributions) on a pro forma basis, Holdings could incur an additional
     $1.00 of Indebtedness pursuant to the Fixed Charge Coverage Ratio, and (B)
     the aggregate amount of dividends declared and paid pursuant to this clause
     (11) does not exceed the net cash proceeds actually received by Holdings
     (including any such proceeds contributed to Holdings by any direct or indi-

                                      -63-

     rect parent company of Holdings) from any such sale of Designated Preferred
     Stock (other than Disqualified Stock) issued after the date of this
     Indenture;

          (12) any payments made in connection with the consummation of the
     Transactions (as such term is defined in the Offering Memorandum);

          (13) Investments that are made with Excluded Contributions;

          (14) other Restricted Payments in an aggregate amount not to exceed
     $25.0 million since the date of this Indenture;

          (15) the satisfaction of change of control obligations once Holdings has fulfilled its obligations under this Indenture with respect to a Change of Control;

          (16) the repayment of intercompany debt that was permitted to be incurred under this Indenture;

          (17) cash dividends or other distributions on Holdings' Capital Stock used to, or the making of loans to any direct or indirect parent of
     Holdings to, fund the payment of fees and expenses owed by Holdings or its
     Restricted Subsidiaries to Affiliates, to the extent permitted by Section
     4.11 hereof;

          (18) the payment of dividends or distributions on Holdings' common equity (or the payment of dividends or distributions to a direct or indirect parent company of Holdings to fund the payment by such parent company of dividends or distributions on its common equity) of up to 5.0%
     per calendar year of the net proceeds received by the Holdings from any public Equity Offering or contributed to Holdings by a direct or indirect parent company of Holdings from any public Equity Offering; provided that the amount of any such net cash proceeds that are utilized for any such
     Restricted Payment will be excluded from clause (C)(ii) of Section 4.07(a)
     hereof; and

          (19) the distribution, as a dividend or otherwise, of shares of
     Capital Stock of, or Indebtedness owed to Holdings or a Restricted
     Subsidiary of Holdings by, Unrestricted Subsidiaries;

provided, however, that at the time of, and after giving effect to, any
Restricted Payment permitted under clauses (11) or (18) of this Section 4.07(b), no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof.

          (c) The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by Holdings or such Restricted
Subsidiary, as the case may be, pursuant to the Restricted Payment.

                                      -64-

Section 4.08 Dividend and Other Payment Restrictions Affecting Subsidiaries.

          (a) Holdings will not, and will not permit any of its Restricted
Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any
Restricted Subsidiary to:

          (1) pay dividends or make any other distributions on its Capital Stock to Holdings or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any
     Indebtedness owed to Holdings or any of its Restricted Subsidiaries;

          (2) make loans or advances to Holdings or any of its Restricted
     Subsidiaries; or

          (3) sell, lease or transfer any of its properties or assets to
     Holdings or any of its Restricted Subsidiaries.

          (b) The restrictions in Section 4.08(a) hereof will not apply to encumbrances or restrictions existing under or by reason of:

          (1) agreements governing Indebtedness outstanding on the date of this
     Indenture, the Credit Agreement and Credit Facilities as in effect on the date of this Indenture and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of those agreements; provided that the amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in those agreements on the date of this Indenture;

          (2) this Indenture, the notes and the Note Guarantees;

          (3) applicable law, rule, regulation, order, approval, license, permit or similar restriction;

          (4) any instrument governing Indebtedness or Capital Stock of a Person acquired by Holdings or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness or
     Capital Stock was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any
     Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this
     Indenture to be incurred;

          (5) non-assignment provisions or subletting restrictions in contracts, leases and licenses entered into in the ordinary course of business;

                                      -65-

          (6) purchase money obligations for property (including Capital Stock)
     acquired in the ordinary course of business and Capital Lease Obligations that impose restrictions on the property purchased or leased of the nature described in clause (3) of Section 4.08(a) hereof;

          (7) any agreement for the sale or other disposition of the Capital
     Stock or assets of a Restricted Subsidiary that restricts distributions by that Restricted Subsidiary pending closing of the sale or other disposition;

          (8) Permitted Refinancing Indebtedness; provided that the restrictions contained in the agreements governing such Permitted Refinancing
     Indebtedness are not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

          (9) Liens permitted to be incurred under Section 4.12 hereof that limit the right of the debtor to dispose of the assets securing such
     Indebtedness;

          (10) provisions limiting the disposition or distribution of assets or property or transfer of Capital Stock in joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements, limited liability company organizational documents, and other similar agreements entered into in the ordinary course of business, consistent with past practice or with the approval of the Holdings' Board of Directors, which limitation is applicable only to the assets, property or Capital Stock that are the subject of such agreements;

          (11) any encumbrance or restriction of a Receivables Subsidiary effected in connection with a Qualified Receivables Financing; provided, however, that such restrictions apply only to such Receivables Subsidiary;

          (12) restrictions on cash, Cash Equivalents, Marketable Securities or other deposits or net worth imposed by customers or lessors under contracts or leases entered into in the ordinary course of business;

          (13) other Indebtedness of Restricted Subsidiaries (i) that are
     Guarantors that is incurred subsequent to the date of this Indenture pursuant to Section 4.09 hereof or (ii) that is incurred subsequent to the date of this Indenture pursuant to clauses (4) and (15) of Section 4.09(b)
     hereof;

          (14) encumbrances on property that exist at the time the property was acquired by the Company or a Restricted Subsidiary;

          (15) contractual encumbrances or restrictions in effect on the issue date, and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of those agreements;
     provided that the amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and

                                      -66-

     other payment restrictions than those contained in those agreements on the date of this Indenture; or

          (16) any encumbrances or restrictions imposed by any amendments or refinancings of the contracts, instruments or obligations referred to above in clauses (1) through (15); provided that such amendments or refinancings are not materially more restrictive, taken as a whole, than such encumbrances and restrictions prior to such amendment or refinancing.

Section 4.09 Incurrence of Indebtedness and Issuance of Preferred Equity.

          (a) Holdings will not, and will not permit any of its Restricted
Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired
Debt), and Holdings will not issue any Disqualified Stock and will not permit any of its Restricted Subsidiaries to issue any shares of preferred equity;
provided, however, that Holdings may incur Indebtedness (including Acquired
Debt) or issue Disqualified Stock, and the Company or any other Restricted
Subsidiary may incur Indebtedness (including Acquired Debt) or issue preferred equity, if the Fixed Charge Coverage Ratio for Holdings' most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or such preferred equity is issued, as the case may be, would have been at least 2.0 to 1.0, determined on a pro forma basis
(including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the Disqualified Stock or the preferred equity had been issued, as the case may be, at the beginning of such four-quarter period.

          (b) The provisions of Section 4.09(a) hereof will not prohibit the incurrence of any of the following items of Indebtedness (collectively,
"Permitted Debt"):

          (1) the incurrence by Holdings or any of its Restricted Subsidiaries of additional Indebtedness and letters of credit and bankers' acceptances thereunder under Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of Holdings and its Restricted Subsidiaries thereunder) not to exceed
     $920.0 million;

          (2) the incurrence by Holdings and its Restricted Subsidiaries of
     Indebtedness to the extent outstanding on the date of this Indenture;

          (3) the incurrence by Holdings and the Guarantors (including any future Guarantor) of Indebtedness represented by the notes and the related
     Note Guarantees to be issued on the date of this Indenture and the exchange notes and the related Note Guarantees to be issued pursuant to the
     Registration Rights Agreement;

          (4) the incurrence by Holdings or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings, industrial revenue

                                      -67-

     bonds, purchase money obligations or other Indebtedness or preferred stock, or synthetic lease obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, development, construction, installation or improvement of property (real or personal and including Capital Stock), plant or equipment used in the business of Holdings or any of its Restricted Subsidiaries (in each case, whether through the direct purchase of such assets or the Equity Interests of any Person owning such assets), in an aggregate principal amount not to exceed at any time outstanding the greater of (x) $75.0 million and (y)
     5.0% of Total Assets;

          (5) the incurrence by Holdings or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge any Indebtedness (other than intercompany Indebtedness) that was permitted by this Indenture to be incurred under Section 4.09(a) hereof or clauses (2), (3), (4), (5), (12) or (16) of this Section 4.09(b);

          (6) the incurrence by Holdings or any of its Restricted Subsidiaries of intercompany Indebtedness between or among Holdings and any of its
     Restricted Subsidiaries; provided, however, that:

               (A) if Holdings or any Guarantor is the obligor on such
          Indebtedness and the payee is not Holdings or a Guarantor, such
          Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations then due with respect to the notes, in the case of the Company, or the Note Guarantee, in the case of a
          Guarantor; and

               (B) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than Holdings or a Restricted Subsidiary of Holdings, and (ii) any
          sale or other transfer of any such Indebtedness to a Person that is not either Holdings or a Restricted Subsidiary of Holdings, will be deemed, in each case, to constitute an incurrence of such Indebtedness by Holdings or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

          (7) the issuance by any of Holdings' Restricted Subsidiaries to
     Holdings or to any of its Restricted Subsidiaries of shares of preferred equity; provided, however, that:

               (A) any subsequent issuance or transfer of Equity Interests that results in any such preferred equity being held by a Person other than
          Holdings or a Restricted Subsidiary of Holdings, and

               (B) any sale or other transfer of any such preferred equity to a
          Person that is not either Holdings or a Restricted Subsidiary of
          Holdings,

     will be deemed, in each case, to constitute an issuance of such preferred equity by such Restricted Subsidiary that was not permitted by this clause
     (7);

                                      -68-

          (8) the incurrence by Holdings or any of its Restricted Subsidiaries of Hedging Obligations other than for speculative purposes;

          (9) the guarantee by Holdings or any of its Restricted Subsidiaries of
     Indebtedness of Holdings or a Restricted Subsidiary of Holdings that was permitted to be incurred by another provision of this Section 4.09
     (including Section 4.09(a) hereof); provided that if the Indebtedness being guaranteed is subordinated to or pari passu with the Notes, then the
     Guarantee shall be subordinated or pari passu, as applicable, to the same extent as the Indebtedness guaranteed;

          (10) the incurrence by Holdings or any of its Restricted Subsidiaries of Indebtedness in respect of workers' compensation claims, payment obligations in connection with health or other types of social security benefits, unemployment or other insurance or self-insurance obligations, reclamation, statutory obligations, bankers' acceptances, performance, surety or similar bonds and letters of credit or completion or performance guarantees (including without limitation, performance guarantees pursuant to coal supply agreements or equipment leases), or other similar obligations in the ordinary course of business or consistent with past practice;

          (11) the incurrence by Holdings or any of its Restricted Subsidiaries of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds;

          (12) Indebtedness, Disqualified Stock or preferred equity of Persons that are acquired by Holdings or any of its Restricted Subsidiaries or
     merged into a Restricted Subsidiary in accordance with the terms of this
     Indenture; provided, however, that such Indebtedness or Disqualified Stock is not incurred in contemplation of such acquisition or merger or to provide all or a portion of the funds or credit support required to consummate such acquisition or merger; provided further, however, that, for any such indebtedness outstanding under this clause (12) in excess of $10.0 million on the date such Person is acquired by Holdings or a Restricted
     Subsidiary, after giving effect to such acquisition and the incurrence of such Indebtedness either:

               (A) Holdings would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first sentence of this Section 4.09; or

               (B) the Fixed Charge Coverage Ratio would not be less than immediately prior to such acquisition;

          (13) Indebtedness incurred by a Receivables Subsidiary in a Qualified
     Receivables Financing that is not recourse to Holdings or any Restricted
     Subsidiary of Holdings other than a Receivables Subsidiary (except for
     Standard Securitization Undertakings);

          (14) the incurrence of Indebtedness arising from agreements of
     Holdings or a Restricted Subsidiary providing for indemnification, adjustment of purchase price, earn outs, or similar obligations, in each case, incurred or assumed in connection with the dis-

                                      -69-

     position or acquisition of any business, assets or a Subsidiary in accordance with the terms of this Indenture, other than guarantees of
     Indebtedness incurred or assumed by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition;

          (15) the incurrence by Holdings or any of its Restricted Subsidiaries of additional Indebtedness or the issuance of Disqualified Stock or preferred equity in an aggregate principal amount (or accreted value, as applicable) or having an aggregate liquidation preference at any time outstanding not to exceed $100.0 million (it being understood that any
     Indebtedness, Disqualified Stock or preferred equity incurred pursuant to this clause (15) shall cease to be deemed incurred or outstanding for purposes of this Section 4.09 from and after the date on which Holdings could have incurred such Indebtedness or Disqualified Stock or preferred equity under Section 4.09(a) hereof without reliance upon this clause
     (15)); and

          (16) Contribution Indebtedness.

          The Company will not incur, and will not permit any Guarantor to incur, any Indebtedness (including Permitted Debt) that is contractually subordinated in right of payment to any other Indebtedness of the Company or such Guarantor unless such Indebtedness is also contractually subordinated in right of payment to the Notes and the applicable Note Guarantee on substantially identical terms and Holdings will not incur any Indebtedness (including
Permitted Debt) that is contractually subordinated in right of payment to any other Indebtedness of Holdings unless such Indebtedness is also contractually subordinated in right of payment to the Note Guarantee provided by Holdings on substantially identical terms; provided, however, that no Indebtedness shall be deemed to be contractually subordinated in right of payment to any other
Indebtedness of Holdings solely by virtue of being unsecured or by virtue of being secured on a first or junior Lien basis.

          For purposes of determining compliance with this Section 4.09, in the event that an item of proposed Indebtedness, Disqualified Stock or preferred equity meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (16) above or is entitled to be incurred pursuant to Section 4.09(a) hereof, Holdings will be permitted to classify such item of Indebtedness, Disqualified Stock or preferred equity on the date of its incurrence and will only be required to include the amount and type of such
Indebtedness, Disqualified Stock or preferred equity in one of the above clauses, although Holdings may divide and classify an item of Indebtedness,
Disqualified Stock or preferred equity in one or more of the types of
Indebtedness, Disqualified Stock or preferred equity and may later reclassify all or a portion of such item of Indebtedness, Disqualified Stock or preferred equity, in any manner that complies with this Section 4.09. The accrual of interest or dividends, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional
Indebtedness with the same terms, the reclassification of preferred equity as
Indebtedness due to a change in accounting principles, and the payment of dividends on Disqualified Stock or preferred equity in the form of additional shares of the same class of Disqualified Stock or preferred equity will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock or preferred equity for purposes of this Section 4.09; provided, in each such case

                                      -70-

(other than preferred stock that is not Disqualified Stock), that the amount of any such accrual, accretion or payment is included in Fixed Charges of Holdings as accrued. Notwithstanding any other provision of this Section 4.09, the maximum amount of Indebtedness that Holdings or any Restricted Subsidiary may incur pursuant to this Section 4.09 shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values.

          The amount of any Indebtedness outstanding as of any date will be:

          (1) the accreted value of the Indebtedness, in the case of any
     Indebtedness issued with original issue discount;

          (2) the principal amount of the Indebtedness, in the case of any other
     Indebtedness; and

          (3) in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:

               (A) the Fair Market Value of such assets at the date of
          determination; and

               (B) the amount of the Indebtedness of the other Person.

Section 4.10 Asset Sales.

          Holdings will not, and will not permit any of its Restricted
Subsidiaries to, consummate an Asset Sale unless:

          (1) Holdings (or the Restricted Subsidiary, as the case may be)
     receives consideration at the time of the Asset Sale at least equal to the
     Fair Market Value of the assets or Equity Interests issued or sold or otherwise disposed of; and

          (2) at least 75% of the consideration received in the Asset Sale by
     Holdings or such Restricted Subsidiary is in the form of cash, Cash
     Equivalents or Marketable Securities. For purposes of this provision, each of the following shall be deemed to be cash:

               (A) any liabilities of Holdings or any Restricted Subsidiary
          (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or any Note Guarantee) that are assumed by the transferee of any such assets and as a result of which,
          Holdings or such Restricted Subsidiary is released from further liability;

               (B) any securities, notes, other obligations or assets received by Holdings or any such Restricted Subsidiary from such transferee that are converted by Holdings or such Restricted Subsidiary into cash or Cash Equivalents within 180 days of the receipt thereof, to the extent of the cash or Cash Equivalents received in that conversion;

                                      -71-

               (C) any Designated Non-cash Consideration received by Holdings or any of its Restricted Subsidiaries in such Asset Sale; provided that the aggregate Fair Market Value of such Designated Non-cash
          Consideration, taken together with the Fair Market Value at the time of receipt of all other Designated Non-cash Consideration received pursuant to this clause (C) less the amount of Net Proceeds previously realized in cash from prior Designated Non-cash Consideration is less than the greater of (x) 2.5% of Total Assets at the time of the receipt of such Designated Non-cash Consideration (with the Fair
          Market Value of each item of Designated Non-cash Consideration being measured at the time received and without giving effect to subsequent changes in value) and (y) $40.0 million; and

               (D) any Capital Stock or assets of the kind referred to in clause
          (2) or (4) of the next paragraph of this Section 4.10.

          Within 365 days after the receipt of any Net Proceeds from an Asset
Sale, Holdings (or the applicable Restricted Subsidiary, as the case may be)
may:

          (a) apply such Net Proceeds, at its option:

               (1) to repay (w) Indebtedness and other Obligations under a
          Credit Facility, (x) any Indebtedness that was secured by the assets sold in such Asset Sale, (y) other pari passu Indebtedness (provided, that Holdings shall also equally and ratably reduce Indebtedness under the Notes by making an offer (in accordance with the procedures set forth below for an Asset Sale) to all Holders to purchase at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, the pro rata principal amount of Notes), or (z) Indebtedness of a Restricted
          Subsidiary that is not a Guarantor, in each case other than
          Indebtedness owed to Holdings or an Affiliate of Holdings;

               (2) to acquire all or substantially all of the assets of, or any
          Capital Stock of, another Permitted Business; provided, that in the case of any such acquisition of Capital Stock, the Permitted Business is or becomes a Restricted Subsidiary of Holdings;

               (3) to make a capital expenditure; or

               (4) to acquire other assets that are not classified as current assets under GAAP and that are used or useful in a Permitted Business;
          or

          (b) enter into a binding commitment to apply the Net Proceeds pursuant to clauses (a) (2), (3) or (4) above, provided that such binding commitment shall be treated as a permitted application of the Net Proceeds from the date of such commitment until the earlier of (x) the date on which such acquisition or expenditure is consummated, and (y) the 180th day following the expiration of the aforementioned 365 day period.

                                      -72-

Pending the final application of any Net Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest the Net Proceeds in any manner that is not prohibited by this Indenture.

          Any Net Proceeds from Asset Sales that are not applied or invested as provided in the second paragraph of this Section 4.10 will constitute "Excess
Proceeds." When the aggregate amount of Excess Proceeds exceeds $15.0 million, within ten Business Days thereof, the Company will make an offer to all holders of Notes (an "Asset Sale Offer") and all holders of other Indebtedness that is pari passu with the notes containing provisions similar to those set forth in this Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of the principal amount plus accrued and unpaid interest and Additional Interest, if any, to, but excluding, the date of purchase and will be payable in cash. If any Excess
Proceeds remain after consummation of an Asset Sale Offer, the Company may use those Excess Proceeds for any purpose not otherwise prohibited by this
Indenture. If the aggregate principal amount of Notes and other pari passu
Indebtedness tendered into such Asset Sale Offer exceeds the amount of Excess
Proceeds, the Trustee will select the Notes and such other pari passu
Indebtedness to be purchased on a pro rata basis. Upon completion of each Asset
Sale Offer, the amount of Excess Proceeds will be reset at zero.

          The Company will comply with the requirements of Rule 14e-1 under the
Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with each repurchase of notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sale provisions of this Indenture, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Asset Sale provisions of this Indenture by virtue of such compliance.

          Not later than the date upon which written notice of an Asset Sale
Offer is delivered to the Trustee as provided above, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the amount of the Excess
Proceeds, (ii) the allocation of the Net Proceeds from the Asset Sales pursuant to which such Asset Sale Offer is being made and (iii) the compliance of such allocation with the provisions of Section 4.10. Upon the expiration of the period for which the Asset Sale Offer remains open (the "Offer Period"), the
Company shall deliver to the Trustee for cancellation the Notes or portions thereof that have been properly tendered to and are to be accepted by the
Company. The Trustee (or a Paying Agent, if not the Trustee) shall, on the date of purchase, mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the Excess Proceeds delivered by the
Company to the Trustee is greater than the purchase price of the Notes tendered, the Trustee shall deliver the excess to the Company immediately after the expiration of the Offer Period for application in accordance with this Section
4.10.

          Holders electing to have a Note purchased shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase"
attached to the Note duly completed, to the Company at the address specified in the notice at least three Business Days prior to the

                                      -73-

purchase date. Holders shall be entitled to withdraw their election if the
Trustee or the Company receives not later than one Business Day prior to the purchase date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note which was delivered by the Holder for purchase and a statement that such Holder is withdrawing his election to have such Note purchased. If at the end of the Offer Period more
Notes are tendered pursuant to an Asset Sale Offer than the Company is required to purchase, selection of such Notes for purchase shall be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Notes are listed, or if such Notes are not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate (and in such manner as complies with applicable legal requirements); provided that no Notes of $1,000 or less shall be purchased in part.

          Notices of an Asset Sale Offer shall be mailed by first class mail, postage prepaid, at least 30 but not more than 60 days before the purchase date to each Holder of Notes at such Holder's registered address. If any Note is to be purchased in part only, any notice of purchase that relates to such Security shall state the portion of the principal amount thereof that is to be purchased.

          A new Note in principal amount equal to the unpurchased portion of any
Note purchased in part shall be issued in the name of the Holder thereof upon cancellation of the original Note. On and after the purchase date, unless the
Company defaults in payment of the purchase price, interest shall cease to accrue on Notes or portions thereof purchased.

Section 4.11 Transactions with Affiliates.

          (a) Holdings will not, and will not permit any of its Restricted
Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of Holdings (each, an "Affiliate Transaction"), involving aggregate consideration in excess of $1.0 million, unless:

          (1) the Affiliate Transaction is on terms that are not materially less favorable to Holdings or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by Holdings or such
     Restricted Subsidiary with an unrelated Person; and

          (2) Holdings delivers to the Trustee:

               (A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million, a resolution of the Board of Directors of the
          Company certifying that such Affiliate Transaction complies with this
          Section 4.11 and that such Affiliate Transaction has been approved by a majority of the disinterested members, if any, of the Board of
          Directors of the Company; and

                                      -74-

               (B) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $25.0 million, an opinion as to the fairness to the Company or such Subsidiary of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

          (b) The following items will not be deemed to be Affiliate
Transactions and, therefore, will not be subject to the provisions of Section
4.11(a) hereof:

          (1) any employment agreement, employee benefit plan, officer or director indemnification agreement or any similar arrangement entered into by Holdings or any of its Restricted Subsidiaries in the ordinary course of business or consistent with past practice and payments pursuant thereto;

          (2) transactions (including a merger) between or among Holdings and/or any of its Restricted Subsidiaries;

          (3) transactions with a Person (other than an Unrestricted Subsidiary of Holdings) that is an Affiliate of Holdings solely because Holdings owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person;

          (4) payment of reasonable fees to, and indemnity provided on behalf of, officers, directors, employees or consultants of Holdings or any of its
     Restricted Subsidiaries or any direct or indirect parent company of
     Holdings;

          (5) any issuance of Equity Interests (other than Disqualified Stock)
     of Holdings to Affiliates of Holdings or to any director, officer, employee or consultant of Holdings or any direct or indirect parent company of
     Holdings, and the granting and performance of registration rights;

          (6) Restricted Payments and Investments that do not violate Section
     4.07 hereof;

          (7) the entering into any agreement to pay, and the payment of, customary annual management, consulting, monitoring and advisory fees to the Equity Investors in an amount not to exceed in any four quarter period the greater of (x) $5.0 million and (y) 2.0% of Consolidated Cash Flow of the Company and its Restricted Subsidiaries for such period and related expenses, or the payment of, or in respect of, an Accelerated Monitoring
     Fee Payment in an amount not to exceed $18.0 million upon an initial public offering of Holdings or the Company or any of their parent entities;

          (8) loans or advances to employees or consultants in the ordinary course of business or consistent with past practice not to exceed $2.5 million in the aggregate at any one time outstanding;

          (9) any transaction effected as part of a Qualified Receivables
     Financing;

                                      -75-

          (10) any transaction in which Holdings or any of its Restricted
     Subsidiaries, as the case may be, delivers to the Trustee a letter from an accounting, appraisal or investment banking firm of national standing stating that such transaction is fair to Holdings or such Restricted
     Subsidiary from a financial point of view or that such transaction meets the requirements of clause (1) of Section 4.11(a);

          (11) the existence of, or the performance by Holdings or any of its
     Restricted Subsidiaries of its obligations under the terms of, any acquisition agreements or members' or stockholders agreement or related documents to which it is a party as of the date of this Indenture and any amendment thereto or similar agreements which it may enter into thereafter;
     provided, however, that the existence of, or the performance by Holdings or any of its Restricted Subsidiaries of its obligations under, any future amendment to any such existing agreement or under any similar agreement entered into after the date of this Indenture shall only be permitted by this clause (11) to the extent that the terms of any such existing agreement, together with all amendments thereto, taken as a whole, or such new agreement are not otherwise more disadvantageous to the Holders of the
     Notes taken as a whole than the original agreement as in effect on the date of this Indenture;

          (12) transactions with Unrestricted Subsidiaries, customers, clients, suppliers, joint venture partners or purchasers or sellers of goods or services, or lessors or lessees of property, in each case in the ordinary course of business and otherwise in compliance with the terms of this
     Indenture which are, in the aggregate (taking into account all the costs and benefits associated with such transactions), materially no less favorable to Holdings or its Restricted Subsidiaries than those that would have been obtained in a comparable transaction by Holdings or such
     Restricted Subsidiary with an unrelated Person, in the reasonable determination of the Board of Directors of Holdings or senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party;

          (13) (x) guarantees of performance by Holdings and its Restricted
     Subsidiaries of Unrestricted Subsidiaries in the ordinary course of business, except for guarantees of Indebtedness in respect of borrowed money, and (y) pledges of Equity Interests of Unrestricted Subsidiaries for the benefit of lenders of Unrestricted Subsidiaries;

          (14) if such Affiliate Transaction is with a Person in its capacity as a holder of Indebtedness or Capital Stock of Holdings or any Restricted
     Subsidiary where such Person is treated no more favorably than the holders of Indebtedness or Capital Stock of Holdings or any Restricted Subsidiary;

          (15) transactions effected pursuant to agreements in effect on the issue date and any amendment, modification or replacement of such agreement
     (so long as such amendment or replacement is not materially more disadvantageous to the Holders of the Notes, taken as a whole); and

          (16) payments to the Equity Investors made for any financial advisory, financing or other investment banking activities, including without limitation, in connection

                                      -76-

     with acquisitions or divestitures, which payments are approved by a majority of the Board of Directors.

Section 4.12 Liens.

          Holdings will not, and will not permit any of its Restricted
Subsidiaries to, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind (other than Permitted Liens) upon any of their property or assets, now owned or hereafter acquired, securing Indebtedness of the Company or the Guarantors unless all payments due under this Indenture and the Notes are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by a Lien.

Section 4.13 Business Activities.

          Holdings will not, and will not permit any of its Restricted
Subsidiaries to, engage in any business other than Permitted Businesses, except to such extent as would not be material to Holdings and its Restricted
Subsidiaries taken as a whole.

Section 4.14 Intentionally Omitted.

Section 4.15 Offer to Repurchase Upon Change of Control.

          (a) Upon the occurrence of a Change of Control, the Company will make an offer (a "Change of Control Offer") to each Holder of the Notes to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000) of that
Holder's Notes at a purchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest and
Additional Interest, if any, on the Notes repurchased to, but not including, the date of purchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date (the "Change of
Control Payment"). Within 30 days following any Change of Control, except to the extent that the Company has exercised its right to redeem the Notes in accordance with Article 3 of this Indenture the Company will mail a notice to each Holder describing the transaction or transactions that constitute the
Change of Control and stating:

          (1) that the Change of Control Offer is being made pursuant to this
     Section 4.15 and that all Notes properly tendered pursuant to such Change of Control Offer will be accepted for payment;

          (2) the purchase price and the purchase date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date");

          (3) that any Note not tendered will continue to accrue interest;

          (4) that, unless the Company defaults in the payment of the Change of
     Control Payment, all Notes accepted for payment pursuant to the Change of
     Control Offer will cease to accrue interest after the Change of Control
     Payment Date;

                                      -77-

          (5) that Holders electing to have any Notes purchased pursuant to a
     Change of Control Offer will be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" attached to the Notes completed, or transfer by book-entry transfer, to the Paying Agent at the address specified in the notice prior to the close of business on the third
     Business Day preceding the Change of Control Payment Date;

          (6) that Holders will be entitled to withdraw their election if the
     Paying Agent receives, not later than the close of business on the second
     Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the
     Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and

          (7) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

          The Company will comply with the requirements of Rule 14e-1 under the
Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change in Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.15 hereof, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached their obligations under this Section 4.15 by virtue of such compliance.

          (b) On the Change of Control Payment Date, the Company will, to the extent lawful:

          (1) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

          (2) deposit with the Paying Agent an amount equal to the Change of
     Control Payment in respect of all Notes or portions of Notes properly tendered; and

          (3) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the
     Company.

          The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided, that each new note will be in a principal amount of $1,000 or an integral multiple of $1,000. The Company will publicly announce the results of the Change of Control Offer on or as soon as reasonably practicable after the Change of Control Payment Date.

                                      -78-

          (c) Notwithstanding anything to the contrary in this Section 4.15, the
Company will not be required to make a Change of Control Offer upon a Change of
Control if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this
Section 4.15 and purchases all Notes properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to Section 3.07 hereof, unless and until there is a default in payment of the applicable redemption price.

Section 4.16 Payments for Consent.

          Holdings will not, and will not permit any of its Restricted
Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid and is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

Section 4.17 Additional Note Guarantees.

          If Holdings or any of its Restricted Subsidiaries acquires or creates another wholly-owned Domestic Subsidiary after the date of this Indenture, then that newly acquired or created Domestic Subsidiary, if such Subsidiary guarantees any Indebtedness of the Company (unless such Subsidiary is a
Receivables Subsidiary) will become a Guarantor and execute a supplemental indenture and deliver an opinion of counsel satisfactory to the Trustee within
30 days of the date on which it was acquired or created; provided that any
Domestic Subsidiary that constitutes an Immaterial Subsidiary need not become a
Guarantor until such time as it (i) ceases to be an Immaterial Subsidiary or
(ii) guarantees the Senior Credit Facility. The form of such supplemental indenture is attached as Exhibit E hereto.

Section 4.18 Designation of Restricted and Unrestricted Subsidiaries.

          The Board of Directors of Holdings may designate any Restricted
Subsidiary, other than the Company, to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate Fair Market Value of all outstanding Investments owned by Holdings and its Restricted Subsidiaries in the
Subsidiary designated as Unrestricted will be deemed to be an Investment made as of the time of the designation and will reduce the amount available for
Restricted Payments under Section 4.07 hereof or under one or more clauses of the definition of Permitted Investments, as determined by Holdings. That designation will only be permitted if the Investment would be permitted at that time and if the Restricted Subsidiary otherwise meets the definition of an
Unrestricted Subsidiary. The Board of Directors of Holdings may redesignate any
Unrestricted Subsidiary to be a Restricted Subsidiary if that redesignation would not cause a Default.

          Any designation of a Subsidiary of Holdings as an Unrestricted
Subsidiary will be evidenced to the Trustee by filing with the Trustee a certified copy of a resolution of the Board of Directors giving effect to such designation and an officers' certificate certifying that such designation complied with the preceding conditions and was permitted by Section 4.07 hereof.
If, at

                                      -79-

any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it will thereafter cease to be an
Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary of
Holdings as of such date and, if such Indebtedness is not permitted to be incurred as of such date under Section 4.09 hereof, Holdings will be in default of such covenant. The Board of Directors of Holdings may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary of Holdings; provided that such designation will be deemed to be an incurrence of Indebtedness by a
Restricted Subsidiary of Holdings of any outstanding Indebtedness of such
Unrestricted Subsidiary, and such designation will only be permitted if (1) (x)
Holdings could incur such Indebtedness pursuant to the Fixed Charge Coverage
Ratio test, described in Section 4.09(a) hereof, or (y) the Fixed Charge
Coverage Ratio for Holdings and its Restricted Subsidiaries would be greater than such ratio for Holdings and its Restricted Subsidiaries immediately prior to such designation, in each case on a pro forma basis taking into account such designation; and (2) no Default or Event of Default would be in existence following such designation.

Section 4.19 Changes in Covenants upon Notes being Rated Investment Grade.

          If on any date following the date of this Indenture: (i) the Notes are assigned an Investment Grade Rating from both of the Rating Agencies and (ii) no
Default or Event of Default shall have occurred and be continuing, then, beginning on that day, the covenants contained in Sections 4.07, 4.08, 4.09,
4.10, 4.11, 4.13 and 4.18 hereof, and clause (4) of Section 5.01 shall terminate.

                                   ARTICLE 5

                                   SUCCESSORS

Section 5.01 Merger, Consolidation, or Sale of Assets.

          Neither Holdings nor the Company will, directly or indirectly: (i)
consolidate or merge with or into another Person; or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of Holdings'
properties or assets (determined on a consolidated basis for Holdings and its
Restricted Subsidiaries) in one or more related transactions to another Person, unless:

          (1) either:

               (A) Holdings or the Company is the surviving entity; or

               (B) the Person formed by or surviving any such consolidation or merger (if other than Holdings or the Company) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state of the United
          States or the District of Columbia;

                                      -80-

          (2) the Person formed by or surviving any such consolidation or merger
     (if other than Holdings or the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of Holdings or the Company, as the case may be, under the Notes, this Indenture and the Registration Rights Agreement pursuant to agreements reasonably satisfactory to the Trustee;

          (3) immediately after such transaction, no Default or Event of Default exists; and

          (4) (a) Holdings, the Company or the Person formed by or surviving any such consolidation or merger (if other than Holdings or the Company), or to which such sale, assignment, transfer, conveyance or other disposition has been made would, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09(a) hereof;
     or

          (b) the Fixed Charge Coverage Ratio for the successor entity and its
     Restricted Subsidiaries would not be less than such ratio for Holdings and its Restricted Subsidiaries immediately prior to such transaction.

          In addition, neither Holdings nor the Company will, directly or indirectly, lease all or substantially all of the properties and assets of it and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to any other Person.

          This Section 5.01 will not apply to:

          (1) a merger of Holdings or the Company with an Affiliate solely for the purpose of reincorporating Holdings or the Company in another jurisdiction; or

          (2) any consolidation or merger, or any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among Holdings and its Restricted Subsidiaries.

Section 5.02 Successor Substituted.

          Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of Holdings or the Company in a transaction that is subject to, and that complies with the provisions of, Section 5.01 hereof, the successor
Person formed by such consolidation or into or with which Holdings or the
Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this
Indenture referring to the "Company" or "Holdings", as the case may be, shall refer instead to the successor Person and not to the Company or Holdings, as the case may be), and may exercise every right and power of the Company or Holdings, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company

                                      -81-

or Holdings, as the case may be herein; provided, however, that the predecessor shall not be relieved from the obligation to pay the principal of and interest on the Notes except in the case of a sale of all or substantially all of the
Company's properties or assets in a transaction that is subject to, and that complies with the provisions of, Section 5.01 hereof.

                                   ARTICLE 6

                              DEFAULTS AND REMEDIES

Section 6.01 Events of Default.

          Each of the following is an "Event of Default":

          (1) default for 30 days in the payment when due of interest on, or
     Additional Interest, if any, with respect to, the Notes;

          (2) default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the Notes;

          (3) failure by Holdings or any of its Restricted Subsidiaries to comply with the provisions of Sections 4.15 or 5.01 hereof;

          (4) failure by Holdings or any of its Restricted Subsidiaries for 60
     days after notice to Holdings by the Trustee or the holders of at least 25%
     in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other agreements in this Indenture;

          (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any
     Indebtedness for money borrowed by Holdings or any of its Significant
     Subsidiaries or group of Restricted Subsidiaries that taken as a whole would constitute a Significant Subsidiary (or the payment of which is guaranteed by Holdings or any of its Restricted Subsidiaries), whether such
     Indebtedness or Guarantee now exists, or is created after the date of this
     Indenture (but excluding Indebtedness owing to Holdings or a Restricted
     Subsidiary), if that default:

               (A) is caused by a failure to pay principal on such Indebtedness prior to the expiration of the grace period provided in such
          Indebtedness following the Stated Maturity of such Indebtedness (a
          "Payment Default"); or

               (B) results in the acceleration of such Indebtedness prior to its
          Stated Maturity,

     and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $25.0 million or more;

                                      -82-

          (6) failure by Holdings or any of its Significant Subsidiaries, or
     group of Restricted Subsidiaries that taken as a whole would constitute a
     Significant Subsidiary, to pay final and non-appealable judgments entered by a court or courts of competent jurisdiction aggregating in excess of
     $25.0 million (net of any amounts which are covered by insurance or bonded), which judgments are not paid, waived, satisfied, discharged or stayed for a period of 60 days;

          (7) Holdings or any of its Restricted Subsidiaries that is a
     Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:

               (A) commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a custodian of it or for all or substantially all of its property, or

               (D) makes a general assignment for the benefit of its creditors.

          (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against Holdings or any of its Restricted
          Subsidiaries that is a Significant Subsidiary or any group of
          Restricted Subsidiaries that, taken together, would constitute a
          Significant Subsidiary in an involuntary case;

               (B) appoints a custodian of Holdings or any of its Restricted
          Subsidiaries that is a Significant Subsidiary or any group of
          Restricted Subsidiaries that, taken together, would constitute a
          Significant Subsidiary or for all or substantially all of the property of Holdings or any of its Restricted Subsidiaries that is a
          Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary; or

               (C) orders the liquidation of Holdings or any of its Restricted
          Subsidiaries that is a Significant Subsidiary or any group of
          Restricted Subsidiaries that, taken together, would constitute a
          Significant Subsidiary;

          and the order or decree remains unstayed and in effect for 60 consecutive days; and

          (9) except as permitted by this Indenture, any Note Guarantee of any
     Significant Subsidiary or group of Restricted Subsidiaries that taken as a whole would constitute a Significant Subsidiary is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect (other than in accordance with the terms of such Note
     Guarantee and this Indenture), or any Guarantor, or any Person acting

                                      -83-

     on behalf of any Guarantor, denies or disaffirms its obligations under its
     Note Guarantee and such Default continues for 10 days.

Section 6.02 Acceleration.

          In the case of an Event of Default specified in clause (7) or (8) of
Section 6.01 hereof, with respect to Holdings, any Restricted Subsidiary of
Holdings that is a Significant Subsidiary or any group of Restricted
Subsidiaries of Holdings that, taken together, would constitute a Significant
Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

          Upon any such declaration, the Notes shall become due and payable immediately.

          The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may, on behalf of all of the
Holders, rescind an acceleration and its consequences, if the rescission would not conflict with any judgment or decree and if all existing Events of Default
(except nonpayment of principal, interest or premium or Additional Interest, if any, that has become due solely because of the acceleration) have been cured or waived.

          In the event of any Event of Default specified in clause (5) of
Section 6.01, such Event of Default and all consequences thereof (excluding, however, any resulting payment default) will be annulled, waived and rescinded, automatically and without any action by the Trustee or the Holders of the Notes, if within 20 days after such Event of Default arose the Company delivers an
Officers' Certificate to the Trustee stating that (x) the Indebtedness or
Guarantee that is the basis for such Event of Default has been discharged or (y)
the Holders thereof have rescinded or waived the acceleration, notice or action
(as the case may be) giving rise to such Event of Default or (z) the default that is the basis for such Event of Default has been cured, it being understood that in no event shall an acceleration of the principal amount of the Notes as described above be annulled, waived or rescinded upon the happening of any such events.

Section 6.03 Other Remedies.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium and
Additional Interest, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

                                      -84-

Section 6.04 Waiver of Past Defaults.

          Holders of not less than a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of the Holders of all of the Notes rescind an acceleration or waive an existing Default or
Event of Default and its consequences hereunder, except a continuing Default or
Event of Default in the payment of the principal of, premium and Additional
Interest, if any, or interest on, the Notes (including in connection with an offer to purchase). Upon any such rescission or waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05 Control by Majority.

          Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.

Section 6.06 Limitation on Suits.

          A Holder may pursue a remedy with respect to this Indenture or the
Notes only if:

          (1) such Holder has previously given the Trustee written notice that an Event of Default is continuing;

          (2) Holders of at least 25% in aggregate principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer and, if requested, provide to the
     Trustee security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

          (5) during such 60-day period, Holders of a majority in aggregate principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with such request.

          A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another
Holder of a Note.

                                      -85-

Section 6.07 Rights of Holders of Notes to Receive Payment.

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium and Additional
Interest, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08 Collection Suit by Trustee.

          If an Event of Default specified in Section 6.01(1) or (2) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium and Additional Interest, if any, and interest remaining unpaid on, the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09 Trustee May File Proofs of Claim.

          The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the
Holders of the Notes allowed in any judicial proceedings relative to the Company
(or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable and documented compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the
Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the
Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10 Priorities.

          If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

                                      -86-

          First: to the Trustee, its agents and attorneys for amounts due under
     Section 7.07 hereof, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

          Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium and Additional Interest, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium and Additional
     Interest, if any and interest, respectively; and

          Third: to the Company or to such party as a court of competent jurisdiction shall direct in writing.

          The Trustee may fix a record date and payment date for any payment to
Holders of Notes pursuant to this Section 6.10.

Section 6.11 Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this
Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable and documented attorneys' fees and expenses against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in aggregate principal amount of the then outstanding Notes.

                                    ARTICLE 7

                                     TRUSTEE

Section 7.01 Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing, the Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default:

          (1) the duties of the Trustee will be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein,

                                      -87-

     upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, with respect to certificates or opinions specifically required by any provision hereof to be furnished to it, the Trustee will examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this
     Section 7.01;

          (2) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section 7.01.

          (e) No provision of this Indenture will require the Trustee to expend or risk its own funds or incur any liability. The Trustee will be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder has offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

          (f) The Trustee will not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02 Rights of Trustee.

          (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The
Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an
Officers' Certificate or an Opinion of Counsel or both. The Trustee will not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of
Counsel will be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                                      -88-

          (c) The Trustee may act through its attorneys and agents and will not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee will not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company will be sufficient if signed by an Officer of the Company.

          (f) The Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable indemnity or security satisfactory to it against the losses, liabilities and expenses that might be incurred by it in compliance with such request or direction.

          (g) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever
(including, but not limited to, loss of profit) irrespective of whether the
Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

          (h) the Trustee shall not be deemed to have notice of any Default or
Event of Default unless a Responsible Officer of the Trustee has knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

          (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;
and

          (j) the Trustee may request that the Company deliver an Officers'
Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an
Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 7.03 Individual Rights of Trustee.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any
Affiliate of the Company with the same rights it would have if it were not
Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee (if this Indenture has been qualified under the TIA) or resign. Any Agent may do the same with like rights and duties. The
Trustee is also subject to Sections 7.10 and 7.11 hereof.

                                      -89-

Section 7.04 Trustee's Disclaimer.

          The Trustee will not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this
Indenture, it will not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it will not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this
Indenture other than its certificate of authentication.

Section 7.05 Notice of Defaults.

          If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee will mail to Holders of Notes a notice of the
Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium or
Additional Interest, if any, or interest on, any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

Section 7.06 Reports by Trustee to Holders of the Notes.

          (a) Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee will mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also will comply with TIA Section 313(b)(2). The Trustee will also transmit by mail all reports as required by TIA Section 313(c).

          (b) A copy of each report at the time of its mailing to the Holders of
Notes will be mailed by the Trustee to the Company and filed by the Trustee with the SEC and each stock exchange on which the Notes are listed in accordance with
TIA Section 313(d). The Company will promptly notify the Trustee when the Notes are listed on any stock exchange or delisted therefrom.

Section 7.07 Compensation and Indemnity.

          (a) The Company will pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The
Trustee's compensation will not be limited by any law on compensation of a trustee of an express trust. The Company will reimburse the Trustee promptly upon request for all reasonable and documented disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses will include the reasonable and documented compensation, disbursements and expenses of the Trustee's agents and counsel.

          (b) The Company and each Guarantor, jointly and severally, will indemnify the Trustee against any and all losses, liabilities, claims, damages or expenses incurred by it aris-

                                      -90-

ing out of or in connection with the acceptance or administration of its duties under this Indenture, including the reasonable and documented costs and expenses of enforcing this Indenture against the Company and the Guarantors (including this Section 7.07) and defending itself against any claim (whether asserted by the Company, the Guarantors, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its own negligence, bad faith or willful misconduct. The Trustee will notify the Company promptly of any claim of which a Responsible Officer has received written notice for which it may seek indemnity. Failure by the Trustee to so notify the Company will not relieve the Company or any of the Guarantors of their obligations hereunder. The Company or such Guarantor will defend the claim and the Trustee will cooperate in the defense. The Trustee may have separate counsel and the Company and the Guarantors, as applicable, will pay the reasonable and documented fees and expenses of such counsel provided, however that the Company and any Guarantor shall not be required to pay such fees and expenses if it assumes such indemnified parties' defense and, in such indemnified parties' reasonable judgment, there is no conflict of interest between the Company and the Guarantors, as applicable, and such parties in connection with such defense. Neither the Company nor any Guarantor need pay for any settlement made without its consent, which consent will not be unreasonably withheld.

          (c) The obligations of the Company and the Guarantors under this
Section 7.07 will survive the satisfaction and discharge of this Indenture.

          (d) To secure the Company's and the Guarantors' payment obligations in this Section 7.07, the Trustee will have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien will survive the satisfaction and discharge of this Indenture.

          (e) When the Trustee incurs expenses or renders services after an
Event of Default specified in Section 6.01(7) or (8) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

          (f) The Trustee will comply with the provisions of TIA Section
313(b)(2) to the extent applicable.

Section 7.08 Replacement of Trustee.

          (a) A resignation or removal of the Trustee and appointment of a successor Trustee will become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

          (b) The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in aggregate principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

          (1) the Trustee fails to comply with Section 7.10 hereof;

                                      -91-

          (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (3) a custodian or public officer takes charge of the Trustee or its property; or

          (4) the Trustee becomes incapable of acting.

          (c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company will promptly appoint a successor
Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the
Company.

          (d) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in aggregate principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (e) If the Trustee, after written request by any Holder who has been a
Holder for at least six months, fails to comply with Section 7.10 hereof, such
Holder may petition at the expense of the Company any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor
Trustee.

          (f) A successor Trustee will deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee will become effective, and the successor Trustee will have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee will mail a notice of its succession to Holders. The retiring Trustee will promptly transfer all property held by it as Trustee to the successor Trustee; provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section
7.08, the Company's obligations under Section 7.07 hereof will continue for the benefit of the retiring Trustee.

Section 7.09 Successor Trustee by Merger, etc.

          If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act will be the successor Trustee.

Section 7.10 Eligibility; Disqualification.

          There will at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50.0 million as set forth in its most recent published annual report of condition.

                                      -92-

          This Indenture will always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to
TIA Section 310(b).

Section 7.11 Preferential Collection of Claims Against the Company.

          The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                    ARTICLE 8

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01 Option to Effect Legal Defeasance or Covenant Defeasance.

          The Company may at any time, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Notes and Note
Guarantees upon compliance with the conditions set forth below in this Article
8.

Section 8.02 Legal Defeasance and Discharge.

          Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Company and each of the Guarantors will, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Notes (including the Note Guarantees) on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose,
Legal Defeasance means that the Company and the Guarantors will be deemed to have paid and discharged the entire Indebtedness represented by the outstanding
Notes (including the Note Guarantees), which will thereafter be deemed to be
"outstanding" only for the purposes of Section 8.05 hereof and the other
Sections of this Indenture referred to in clauses (1) and (2) below, and to have satisfied all their other obligations under such Notes, the Note Guarantees and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which will survive until otherwise terminated or discharged hereunder:

          (1) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, or interest or premium and Additional
     Interest, if any, on, such Notes when such payments are due from the trust referred to in Section 8.04 hereof;

          (2) the Company's obligations with respect to such Notes under Article
     2 and Section 4.02 hereof;

          (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's and the Guarantors' obligations in connection therewith; and

          (4) this Article 8.

                                      -93-

          Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

Section 8.03 Covenant Defeasance.

          Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Company and each of the Guarantors will, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from each of their obligations under the covenants contained in
Sections 4.03, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.15, 4.16, 4.17, 4.18
and 4.19 and clauses (3) and (4) of Section 5.01 hereof with respect to the outstanding Notes on and after the date the conditions set forth in Section 8.04 hereof are satisfied (hereinafter, "Covenant Defeasance"), and the Notes will thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but will continue to be deemed
"outstanding" for all other purposes hereunder (it being understood that such
Notes will not be deemed outstanding for accounting purposes). For this purpose,
Covenant Defeasance means that, with respect to the outstanding Notes and Note
Guarantees, the Company and the Guarantors may omit to comply with and will have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply will not constitute a Default or an Event of Default under
Section 6.01 hereof, but, except as specified above, the remainder of this
Indenture and such Notes and Note Guarantees will be unaffected thereby. In addition, upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections 6.01(3) through 6.01(6) hereof will not constitute Events of Default.

Section 8.04 Conditions to Legal or Covenant Defeasance.

          In order to exercise either Legal Defeasance or Covenant Defeasance under either Section 8.02 or 8.03 hereof:

          (1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable
     Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm, or firm of independent public accountants, to pay the principal of, premium and Additional Interest, if any, and interest on, the outstanding Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to such stated date for payment or to a particular redemption date;

          (2) in the case of an election under Section 8.02 hereof, the Company must deliver to the Trustee an Opinion of Counsel confirming that:

               (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling; or

                                      -94-

               (B) since the date of this Indenture, there has been a change in the applicable federal income tax law,

     in either case to the effect that, and based thereon such Opinion of
     Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (3) in the case of an election under Section 8.03 hereof, the Company must deliver to the Trustee an Opinion of Counsel confirming that the
     Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant
     Defeasance had not occurred;

          (4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of
     Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing);

          (5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its
     Subsidiaries is bound;

          (6) the Company must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others; and

          (7) the Company must deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

Section 8.05 Deposited Money and Government Securities to be Held in Trust;
     Other Miscellaneous Provisions.

          Subject to Section 8.06 hereof, all money and non-callable Government
Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the
"Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Notes will be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the
Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium and Additional Interest, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                                      -95-

          The Company will pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government
Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

          Notwithstanding anything in this Article 8 to the contrary, the
Trustee will deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under
Section 8.04(1) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant
Defeasance.

Section 8.06 Repayment to Company.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium or
Additional Interest, if any, or interest on, any Note and remaining unclaimed for two years after such principal, premium or Additional Interest, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) will be discharged from such trust; and the
Holder of such Note will thereafter be permitted to look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, will thereupon cease; provided, however, that the Trustee or such
Paying Agent, before being required to make any such repayment, may at the expense of the Company causes to be published once, in the New York Times and
The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which will not be less than
30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 8.07 Reinstatement.

          If the Trustee or Paying Agent is unable to apply any U.S. dollars or non-callable Government Securities in accordance with Section 8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Guarantors' obligations under this
Indenture and the Notes and the Note Guarantees will be revived and reinstated
as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium or
Additional Interest, if any, or interest on, any Note following the reinstatement of its obligations, the Company will be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the
Trustee or Paying Agent.

                                      -96-

                                    ARTICLE 9

                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01 Without Consent of Holders of Notes.

          Notwithstanding Section 9.02 of this Indenture, the Company, the
Guarantors and the Trustee may amend or supplement this Indenture or the Notes or the Note Guarantees without the consent of any Holder of Note:

          (1) to cure any ambiguity, defect or inconsistency;

          (2) to provide for uncertificated Notes in addition to or in place of certificated Notes;

          (3) to provide for the assumption of the Company's or a Guarantor's obligations to the Holders of the Notes and Note Guarantees by a successor to the Company or such Guarantor pursuant to Article 5 or Article 10 hereof;

          (4) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights hereunder of any Holder;

          (5) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

          (6) to conform the text of this Indenture or the Notes to any provision of the "Description of Notes" section of the Offering Memorandum, to the extent that such provision in that "Description of Notes" was intended to be a verbatim recitation of a provision of this Indenture, the
     Note Guarantees or the Notes;

          (7) to provide for the issuance of Additional Notes in accordance with the limitations set forth in this Indenture as of the date hereof; or

          (8) to allow any Guarantor to execute a supplemental indenture and/or a Note Guarantee with respect to the Notes and to release Guarantors from the Note Guarantee in accordance with the terms of this Indenture.

          Upon the request of the Company accompanied by a resolution of its
Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section
7.02 hereof, the Trustee will join with the Company and the Guarantors in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee will not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

                                      -97-

Section 9.02 With Consent of Holders of Notes.

          Except as provided below in this Section 9.02, the Company, the
Guarantors and the Trustee may amend or supplement this Indenture (including, without limitation, Sections 4.10 and 4.15 hereof) and the Notes or the Note
Guarantees with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class
(including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), and, subject to
Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium or Additional Interest, if any, or interest on, the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, Additional
Notes, if any) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes). Section 2.08 hereof shall determine which Notes are considered to be "outstanding" for purposes of this Section 9.02.

          Upon the request of the Company accompanied by a resolution of its
Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the
Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee will join with the Company and the Guarantors in the execution of such amended or supplemental indenture unless such amended or supplemental indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but will not be obligated to, enter into such amended or supplemental Indenture.

          It is not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it is sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company will mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such amendment, supplement or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes or the Note Guarantees. However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder):

          (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                                      -98-

          (2) reduce the principal of or extend the fixed maturity of any Note or alter the provisions with respect to the redemption of the Notes (except as provided above with respect to Sections 4.10 and 4.15 hereof);

          (3) reduce the rate of or extend the time for payment of interest, including default interest, on any Note;

          (4) waive a Default or Event of Default in the payment of principal of, or premium or Additional Interest, if any, or interest on, the Notes
     (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding
     Notes and a waiver of the payment default that resulted from such acceleration);

          (5) make any Note payable in money other than that stated in the
     Notes;

          (6) make any change in the provisions of this Indenture relating to waivers of past Defaults or impair the rights of Holders of Notes to receive payments of principal of, or interest or premium or Additional
     Interest, if any, on, the Notes;

          (7) waive a redemption payment with respect to any Note (other than a payment required by Sections 4.10 or 4.15 hereof);

          (8) release any Guarantor that is a Significant Subsidiary from any of its obligations under its Note Guarantee or this Indenture, except in accordance with the terms of this Indenture; or

          (9) make any change in the preceding amendment and waiver provisions.

Section 9.03 Compliance with Trust Indenture Act.

          Every amendment or supplement to this Indenture or the Notes will be set forth in a amended or supplemental indenture that complies with the TIA as then in effect.

Section 9.04 Revocation and Effect of Consents.

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a
Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective. After an amendment, supplement or waiver becomes effective in accordance with its terms, it thereafter binds every Holder.

Section 9.05 Notation on or Exchange of Notes.

          The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may

                                      -99-

issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

          Failure to make the appropriate notation or issue a new Note will not affect the validity and effect of such amendment, supplement or waiver.

Section 9.06 Trustee to Sign Amendments, etc.

          The Trustee will sign any amended or supplemental indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amended or supplemental indenture until the Board of Directors of the Company approves it. In executing any amended or supplemental indenture, the Trustee will be provided with and (subject to Section 7.01 hereof) will be fully protected in relying upon, in addition to the documents required by
Section 12.04 hereof, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10

                                 NOTE GUARANTEES

Section 10.01 Guarantee.

          (a) Subject to this Article 10, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company hereunder or thereunder, that:

          (1) the principal of, premium and Additional Interest, if any, and interest on, the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

          (2) in case of any extension of time of payment or renewal of any
     Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

          Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

                                      -100-

          (b) The Guarantors hereby agree that their obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the
Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Note Guarantee will not be discharged except by complete performance of the obligations contained in the Notes and this Indenture.

          (c) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the
Guarantors, any amount paid by either to the Trustee or such Holder, this Note
Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect.

          (d) Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each
Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 hereof for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article 6 hereof, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee. The Guarantors will have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Note Guarantee.

Section 10.02 Limitation on Guarantor Liability.

          Each Guarantor, and by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Note Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent
Transfer Act or any similar federal or state law to the extent applicable to any
Note Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such
Guarantor will be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such
Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other
Guarantor under this Article 10, result in the obligations of such Guarantor under its Note Guarantee not constituting a fraudulent transfer or conveyance.

                                      -101-

Section 10.03 Intentionally Omitted.

Section 10.04 Guarantors May Consolidate, etc., on Certain Terms.

          Except as otherwise provided in this Section 10.04, no Guarantor
(other than Holdings) may sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such
Guarantor is the surviving Person) another Person, other than the Company or another Guarantor, unless:

          (1) immediately after giving effect to such transaction, no Default or
     Event of Default exists; and

          (2) either:

               (a) the Person acquiring the property in any such sale or
          disposition or the Person formed by or surviving any such
          consolidation or merger assumes all the obligations of that Guarantor under this Indenture, its Note Guarantee and the Registration Rights
          Agreement on the terms set forth herein or therein, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee; or

               (b) the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of this
          Indenture.

          In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Note
Guarantee and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor
Person will succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed any or all of the Note Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Note Guarantees so issued will in all respects have the same legal rank and benefit under this Indenture as the
Note Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Note Guarantees had been issued at the date of the execution hereof.

          Except as set forth in Articles 4 and 5 hereof, and notwithstanding clauses 2(a) and (b) above, nothing contained in this Indenture or in any of the
Notes will prevent any consolidation or merger of a Guarantor with or into a
Company or another Guarantor, or will prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the
Company or another Guarantor.

Section 10.05 Releases.

          The Note Guarantee of a Guarantor (other than Holdings) will be released:

                                      -102-

          (1) in connection with any sale; disposition or transfer of all or substantially all of the assets of that Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) Holdings or a Restricted Subsidiary of
     Holdings, if the sale, disposition or transfer does not violate Section
     4.10 hereof;

          (2) in connection with any sale, disposition or transfer of all of the
     Capital Stock of that Guarantor to a Person that is not (either before or after giving effect to such transaction) Holdings or a Restricted
     Subsidiary of Holdings, if the sale, disposition or transfer does not violate Section 4.10 hereof;

          (3) if Holdings designates any Restricted Subsidiary that is a
     Guarantor to be an Unrestricted Subsidiary in accordance with the applicable provisions of the indenture;

          (4) upon Legal Defeasance in accordance with Article 8 hereof or satisfaction and discharge of the indenture in accordance with Article 11 hereof; or

          (5) upon the release of such Guarantors' Guarantee under the Credit
     Agreement or such other Indebtedness that triggered such Guarantor's Note
     Guarantee.

          Any Guarantor not released from its obligations under its Note
Guarantee as provided in this Section 10.05 will remain liable for the full amount of principal of and interest and premium and Additional Interest, if any, on the Notes and for the other obligations of any Guarantor under this Indenture as provided in this Article 10.

                                   ARTICLE 11

                           SATISFACTION AND DISCHARGE

Section 11.01 Satisfaction and Discharge.

          This Indenture will be discharged and will cease to be of further effect as to all Notes issued hereunder, when:

          (1) either:

               (a) all Notes that have been authenticated, except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company, have been delivered to the Trustee for cancellation; or

               (b) all Notes that have not been delivered to the Trustee for cancellation have become due and payable by reason of the mailing of a notice of redemption or otherwise or will become due and payable within one year and the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S.

                                      -103-

          dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on the Notes not delivered to the Trustee for cancellation for principal, premium and Additional Interest, if any, and accrued interest to the date of maturity or redemption;

          (2) the Company or any Guarantor has paid or caused to be paid all sums payable by it under this Indenture; and

          (3) the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of the
     Notes at maturity or on the redemption date, as the case may be.

In addition, the Company must deliver an Officers' Certificate and an Opinion of
Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

          Notwithstanding the satisfaction and discharge of this Indenture, if money has been deposited with the Trustee pursuant to subclause (b) of clause
(1) of this Section 11.01, the provisions of Sections 11.02 and 8.06 hereof will survive such satisfaction and discharge. In addition, nothing in this Section
11.01 will be deemed to discharge those provisions of Section 7.07 hereof, that, by their terms, survive the satisfaction and discharge of this Indenture.

Section 11.02 Application of Trust Money.

          Subject to the provisions of Section 8.06 hereof, all money deposited with the Trustee pursuant to Section 11.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this
Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium and
Additional Interest, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

          If the Trustee or Paying Agent is unable to apply any money or
Government Securities in accordance with Section 11.01 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and any Guarantor's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 hereof; provided that if the Company has made any payment of principal of, premium or Additional Interest, if any, or interest on, any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

                                      -104-

                                   ARTICLE 12

                                  MISCELLANEOUS

Section 12.01 Trust Indenture Act Controls.

          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties will control.

Section 12.02 Notices.

          Any notice or communication by the Company, any Guarantor or the
Trustee to the others is duly given if in writing and delivered in Person or by first class mail (registered or certified, return receipt requested), facsimile transmission or overnight air courier guaranteeing next day delivery, to the others' address:

          If to the Company and/or any Guarantor:

               Foundation Coal Corporation
               999 Corporate Boulevard
               Linthicum Heights, MD 21090
               Facsimile No.: (410) 689-7531
               Attention: Chief Financial Officer

          With a copy to:

               Simpson Thacher & Bartlett LLP
               425 Lexington Avenue
               New York, New York 10017
               Facsimile No.: (212) 455-2502
               Attention: Edward P. Tolley III, Esq.

          If to the Trustee:

               The Bank of New York
               101 Barclay Street, 8th Floor West
               New York, NY 10286
               Facsimile No.: (212) 815-5707
               Attention: Corporate Trust Administration

          The Company, any Guarantor or the Trustee, by notice to the others, may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Holders) will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if

                                      -105-

transmitted by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          Any notice or communication to a Holder will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication will also be so mailed to any
Person described in TIA Section 313(c), to the extent required by the TIA.
Failure to mail a notice or communication to a Holder or any defect in it will not affect its sufficiency with respect to other Holders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Company mails a notice or communication to Holders, it will mail a copy to the Trustee and each Agent at the same time.

Section 12.03 Communication by Holders of Notes with Other Holders of Notes.

          Holders may communicate pursuant to TIA Section 312(b) with other
Holders with respect to their rights under this Indenture or the Notes. The
Company, the Trustee, the Registrar and anyone else shall have the protection of
TIA Section 312(c).

Section 12.04 Certificate and Opinion as to Conditions Precedent.

          Upon any request or application by the Company to the Trustee to take any action under this Indenture (other than in connection with the
Authentication Order, dated the date hereof, and delivered to the Trustee in connection with the issuance of the Initial Notes), the Company shall furnish to the Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which must include the statements set forth in
     Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which must include the statements set forth in
     Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 12.05 Statements Required in Certificate or Opinion.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) must comply with the provisions of
TIA Section 314(e) and must include:

                                      -106-

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

Section 12.06 Rules by Trustee and Agents.

          The Trustee may make reasonable rules for action by or at a meeting of
Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 12.07 No Personal Liability of Directors, Officers, Employees and
     Stockholders.

          No past, present or future director, manager, officer, employee, incorporator, stockholder or member of Holdings, any parent entity of Holdings or any Subsidiary, as such, will have any liability for any obligations of the
Company or the Guarantors under the Notes, this Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

Section 12.08 Governing Law.

          THIS INDENTURE, THE NOTES AND THE NOTE GUARANTEES SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 12.09 Successors.

          All agreements of the Company in this Indenture and the Notes will bind its successors. All agreements of the Trustee in this Indenture will bind its successors. All agreements of each Guarantor in this Indenture will bind its successors, except as otherwise provided in Section 10.04 hereof.

                                      -107-

Section 12.10 Severability.

          In case any provision in this Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 12.11 Counterpart Originals.

          The parties may sign any number of copies of this Indenture. Each signed copy will be an original, but all of them together represent the same agreement.

Section 12.12 Table of Contents, Headings, etc.

          The Table of Contents, Cross-Reference Table and Headings of the
Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and will in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

                                      -108-

Dated as of July 30, 2004

                                        SIGNATURES

                                        FOUNDATION PA COAL COMPANY

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name:  Frank J. Wood
                                            Title: Vice President

                                        FOUNDATION COAL CORPORATION

                                        By: /s/ Thomas R. Denison
                                            ------------------------------------
                                            Name:  Thomas R. Denison
                                            Title: President

                                        By: /s/ David I. Foley
                                            ------------------------------------
                                            Name:  David I. Foley
                                            Title: Secretary

                                        ALLIANCE POWER MARKETING, INC.

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        BARBARA HOLDINGS INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name:  Gary G. Pearson
                                            Title: Treasurer

                                        CASTLE GATE HOLDING COMPANY

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name:  Frank J. Wood
                                            Title: Vice President

                                        COAL GAS RECOVERY, LP

                                        BY: PENNSYLVANIA SERVICES
                                            CORPORATION, AS GENERAL PARTNER

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name:  Frank J. Wood
                                            Title: Vice President

                                        CUMBERLAND COAL RESOURCES, LP,
                                        F/K/A RAG CUMBERLAND RESOURCES, LP

                                        BY: PENNSYLVANIA SERVICES
                                            CORPORATION, AS GENERAL PARTNER

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        DELTA MINE HOLDING COMPANY

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name:  Frank J. Wood
                                            Title: Vice President

                                      S-1

                                        EMERALD COAL RESOURCES, LP, F/K/A
                                        RAG EMERALD RESOURCES, LP

                                        BY: PENNSYLVANIA SERVICES
                                        CORPORATION, AS GENERAL PARTNER

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        ENERGY DEVELOPMENT CORPORATION

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        FOUNDATION AMERICAN COAL
                                        COMPANY, LLC, F/K/A/ RAG AMERICAN COAL
                                        COMPANY, LLC

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        FOUNDATION COAL DEVELOPMENT
                                        CORPORATION, F/K/A RAG COAL DEVELOPMENT
                                        CORPORATION

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        FOUNDATION COAL HOLDING, INC., F/K/A
                                        RAG AMERICAN COAL HOLDING, INC.

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Senior Vice President

                                        FOUNDATION COAL RESOURCES
                                        CORPORATION, F/K/A RAG CONSOLIDATED LAND
                                        CORPORATION

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        FOUNDATION COAL WEST, INC., F/K/A
                                        RAG COAL WEST, INC.

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        FOUNDATION ENERGY SALES, INC., F/K/A
                                        RAG ENERGY SALES, INC.

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                      S-2

                                        FOUNDATION EQUIPMENT COMPANY, F/K/A
                                        RAG EQUIPMENT COMPANY

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        FOUNDATION MIDWEST HOLDING COMPANY,
                                        F/K/A RAG MIDWEST HOLDING COMPANY

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        FOUNDATION ROYALTY COMPANY, F/K/A
                                        RAG ROYALTY COMPANY

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        FOUNDATION WYOMING LAND COMPANY, F/K/A
                                        RAG WYOMING LAND COMPANY

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        FREEPORT MINING, LP, F/K/A
                                        RAG FREEPORT MINING, LP

                                        BY: PENNSYLVANIA SERVICES CORPORATION,
                                        AS GENERAL PARTNER

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        FREEPORT RESOURCES CORPORATION, F/K/A
                                        RAG FREEPORT RESOURCES CORPORATION

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        KINGSTON MINING, INC.
                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        KINGSTON PROCESSING, INC.
                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                      S-3

                                        KINGSTON RESOURCES, INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        LAUREL CREEK CO., INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        MAPLE MEADOW MINING COMPANY

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        NEWEAGLE COAL SALES CORP.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        NEWEAGLE DEVELOPMENT CORP.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        NEWEAGLE INDUSTRIES, INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        NEWEAGLE MINING CORP.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        ODELL PROCESSING INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        PAYNTER BRANCH MINING, INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        PENNSYLVANIA LAND HOLDINGS CORPORATION

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                      S-4

                                        PENNSYLVANIA SERVICES CORPORATION

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        PIONEER FUEL CORPORATION

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        PIONEER MINING, INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        PLATEAU MINING CORPORATION

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        RIVER PROCESSING CORPORATION, F/K/A
                                        RAG RIVER PROCESSING CORPORATION

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        RED ASH SALES COMPANY, INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        RIVEREAGLE CORP.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        RIVERTON CAPITAL VENTURES I,
                                        LIMITED LIABILITY COMPANY

                                        By: /s/ Randy D. Hansford
                                            ------------------------------------
                                            Name: Randy D. Hansford
                                            Title: Manager

                                        RIVERTON CAPITAL VENTURES II,
                                        LIMITED LIABILITY COMPANY

                                        By: /s/ Randy D. Hansford
                                            ------------------------------------
                                            Name: Randy D. Hansford
                                            Title: Manager

                                        RIVERTON COAL PRODUCTION, INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                      S-5

                                        RIVERTON COAL SALES, INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        ROCKSPRING DEVELOPMENT, INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        RUHRKOHLE TRADING CORPORATION

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        SIMMONS FORK MINING, INC.

                                        By: /s/ Gary G. Pearson
                                            ------------------------------------
                                            Name: Gary G. Pearson
                                            Title: Treasurer

                                        SOUTHERN RESOURCES, INC.

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        WABASH MINE HOLDING COMPANY

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                        WARRICK HOLDING COMPANY

                                        By: /s/ Frank J. Wood
                                            ------------------------------------
                                            Name: Frank J. Wood
                                            Title: Vice President

                                      S-6

Dated as of July 30, 2004

                                        SIGNATURES

                                        The Bank of New York, as Trustee

                                        By: /s/ Dorothy Miller
                                            -------------------------------

                                        Authorized Signatory

                                      S-7

                                                                      EXHIBIT A1

                                 [Face of Note]

--------------------------------------------------------------------------------
                                             CUSIP/ISIN 350472 AA 4/US350472AA48

                          7 1/4% Senior Notes due 2014

No.                                                               $
   ----                                                            -------------

                           FOUNDATION PA COAL COMPANY

promise to pay to CEDE & CO. or registered assigns,

the principal sum of
                     -----------------------------------------------------------
DOLLARS on August 1, 2014.

Interest Payment Dates: February 1 and August 1

Record Dates: January 15 and July 15

Dated: July 30, 2004

                                        FOUNDATION PA COAL COMPANY

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

The Bank of New York, as Trustee

By:
    ------------------------------------
    Authorized Signatory

--------------------------------------------------------------------------------

                                      A1-1

                                 [Back of Note]
                          7 1/4% Senior Notes due 2014

[Insert the Global Note Legend, if applicable pursuant to the provisions of the
Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

          Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

          (1) INTEREST. Foundation PA Coal Company, a Delaware corporation (the
"Company"), promises to pay interest on the principal amount of this Note at 7
1/4% per annum from July 30, 2004 until maturity and shall pay the Additional
Interest, if any, payable pursuant to Section 6 of the Registration Rights
Agreement referred to below. The Company will pay interest and Additional
Interest, if any, semi-annually in arrears on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business
Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from July 30, 2004 until the principal hereof is due. The first Interest
Payment Date shall be February 1, 2005. The Company will pay interest on overdue principal at the rate borne by the Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          (2) METHOD OF PAYMENT. The Company will pay interest on the Notes
(except defaulted interest) and Additional Interest, if any, to the Persons who
are registered Holders of Notes at the close of business on the January 15 or
July 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Payments in respect of Notes represented by Global Notes (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust
Company or any successor depositary. The Company will make all payments in respect of a Definitive Note (including principal, premium, if any, and interest), at the office of each Paying Agent, except that, at the option of the
Company, payment of interest may be made by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Notes may also be made in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). Such payment will be in such coin or currency of the United
States of America as at the time of payment is legal tender for payment of public and private debts.

          (3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York, the
Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The
Company or any of its Subsidiaries may act in any such capacity.

                                      A1-2

          (4) INDENTURE. The Company issued the Notes under an Indenture dated as of July 30, 2004 (the "Indenture") among the Company, the Guarantors and the
Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. Terms defined in the
Indenture and not defined herein have the meanings ascribed thereto in the
Indenture. The Notes are subject to all the terms and provisions of the
Indenture, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

          The Notes are senior unsecured obligations of the Company. This Note is one of the Initial Notes referred to in the Indenture. The Notes include the
Initial Notes, any Additional Notes and any Exchange Notes issued in exchange for Initial Notes or Additional Notes pursuant to the Indenture. The Initial
Notes, any Additional Notes and any Exchange Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of Holdings and its Restricted Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of Holdings and such Restricted
Subsidiaries, enter into or permit certain transactions with Affiliates, create or Incur Liens and make asset sales. The Indenture also imposes limitations on the ability of the Company and each Guarantor to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its property.

          To guarantee the due and punctual payment of the principal and interest on the Notes and all other amounts payable by the Company under the
Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Notes and the Indenture, the Guarantors have, jointly and severally, unconditionally guaranteed the Obligations of the Company under the Notes on a senior unsecured basis pursuant to the terms of the Indenture.

          (5) OPTIONAL REDEMPTION.

          (a) Except as set forth in subparagraphs (b) and (c) of this Paragraph
5, the Company will not have the option to redeem the Notes prior to August 1,
2009. On or after August 1, 2009, the Company may redeem all or a part of the
Notes upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Additional Interest, if any, on the Notes redeemed to, but not including, the applicable redemption date, if redeemed during the twelve-month period beginning on August 1 of the years indicated
below, subject to the rights of Holders on the relevant record date to receive interest on the relevant interest payment date:

Year                                                                  Percentage
----                                                                  ----------
2009...............................................................    103.625%
2010...............................................................    102.417%
2011...............................................................    101.208%
2012 and thereafter................................................    100.000%

                                      A1-3

          Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

          (b) Notwithstanding the provisions of subparagraph (a) of this
Paragraph 5, at any time prior to August 1, 2007, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture (including any additional notes issued after the
Issue Date) at a redemption price of 107.25% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to, but not including the redemption date, with the net cash proceeds of one or more Equity
Offerings; provided that (1) at least 65% in aggregate principal amount of the
Notes issued under the Indenture (excluding Notes held by the Company and its
Subsidiaries) remains outstanding immediately after the occurrence of such redemption and (2) that such redemption occurs within 180 days of the date of the closing of such Equity Offering.

          (c) At any time prior to August 1, 2009, the Company may also redeem all or a part of the Notes, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Additional
Interest, if any, to, but not including, the date of redemption, subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

          (6) MANDATORY REDEMPTION.

          The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

          (7) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least
30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000.

          (8) REPURCHASE AT THE OPTION OF HOLDER.

          (a) If there is a Change of Control, the Company will make an offer (a
"Change of Control Offer") to each Holder of the Notes to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000) of that Holder's Notes at a purchase price in cash equal to 101% of the aggregate principal amount of
Notes repurchased plus accrued and unpaid interest and Additional Interest, if any, on the Notes repurchased to, but not including, the date of purchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

                                      A1-4

          (b) If Holdings or a Restricted Subsidiary of Holdings consummates any
Asset Sales, within ten Business Days of each date on which the aggregate amount of Excess Proceeds exceeds $15.0 million, the Company will commence an offer to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "Asset Sale Offer") pursuant to Section 4.10 of the Indenture to purchase the maximum principal amount of Notes and such other pari passu
Indebtedness that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, thereon to, but excluding, the date of purchase, in accordance with the procedures set forth in the
Indenture. To the extent that, any Excess Proceeds remain after the consummation of an Asset Sale Offer, the Company may use those Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and other pari passu Indebtedness tendered into such Asset Sale
Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other pari passu Indebtedness to be purchased on a pro rata basis.
Holders of Notes that are the subject of an offer to purchase will receive an
Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of
Holder to Elect Purchase" attached to the Notes.

          (9) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of
$1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

          (10) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

          (11) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes or the Note Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes or the Note Guarantees may be
waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes or the Note Guarantees may be amended or supplemented (i) to cure any ambiguity, defect or inconsistency, (ii) to provide for uncertificated Notes in addition to or in place of certificated Notes, (iii) to provide for the assumption of the Company's or a Guarantor's obligations to Holders of the Notes and Note Guarantees in case of a merger or consolidation or sale of all or substantially all of the Company's or such Guarantor's assets, as applicable,
(iv) to make any change that would pro-

                                      A1-5

vide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder,
(v) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, (vi) to conform the text of the Indenture or the Notes to any provision of the "Description of Notes"
section of the Company's Offering Memorandum dated July 21, 2004, to the extent that such provision in that "Description of Notes" was intended to be a verbatim recitation of a provision of the Indenture, the Note Guarantees or the Notes,
(vii) to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture or (viii) to allow any Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes and to release Guarantors from the Note Guarantee in accordance with the terms of the Indenture.

          (12) DEFAULTS AND REMEDIES. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of
Default arising from certain events of bankruptcy or insolvency with respect to
Holdings, any Restricted Subsidiary of Holdings that is a Significant Subsidiary or any group of Restricted Subsidiaries of Holdings that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders of all of the Notes, rescind an acceleration or waive any existing Default or Event of
Default and its consequences under the Indenture except a continuing Default or
Event of Default in the payment of interest or premium or Additional Interest, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of
Default.

          (13) DISCHARGE AND DEFEASANCE. Subject to certain conditions, the
Company at any time may terminate some or all of its obligations under the
Notes, the Note Guarantees and the Indenture if the Company deposits with the
Trustee money or Government Securities for the payment of principal of and interest on the Notes to redemption or maturity, as the case may be.

          (14) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the
Company or its Affiliates, as if it were not the Trustee.

          (15) NO RECOURSE AGAINST OTHERS. A director, manager, officer, employee, incorporator, member or stockholder of the Company or any of the
Guarantors, as such, will not have any liability for any obligations of the
Company or the Guarantors under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of, or by reason of,

                                      A1-6

such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          (16) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          (17) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (=
tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          (18) ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND
RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of
Notes under the Indenture, Holders of Restricted Global Notes and Restricted
Definitive Notes will have all the rights set forth in the Registration Rights
Agreement dated as of July 30, 2004, among the Company, the Guarantors and the
Initial Purchasers named therein or, in the case of Additional Notes, Holders of
Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company, the Guarantors and the other parties thereto, relating to rights given by the
Company and the Guarantors to the purchasers of any Additional Notes
(collectively, the "Registration Rights Agreement").

          (19) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the
Committee on Uniform Security Identification Procedures, the Company has caused
CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

          (20) GOVERNING LAW. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND
BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement.
Requests may be made to:

                           Foundation PA Coal Company
                             999 Corporate Boulevard
                              Linthicum Heights, MD
                       Attention: Chief Financial Officer

                                      A1-7

                                 ASSIGNMENT FORM

          To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
                                              ----------------------------------
                                               (Insert assignee's legal name)

--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        --------------------------------------------------------
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
      -------------

                               Your Signature:
                                               ---------------------------------
                                               (Sign exactly as your name
                                               appears on the face of this Note)

Signature Guarantee*:
                      -----------------------

*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                      A1-8

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, check the appropriate box below:

          [_] Section 4.10                      [_] Section 4.15

          If you want to elect to have only part of the Note purchased by the
Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased:

                                $
                                 ---------------

Date:
      ------------------

                               Your Signature:
                                               ---------------------------------
                                               (Sign exactly as your name
                                               appears on the face of this Note)

                                    Tax Identification No.:
                                                            --------------------

Signature Guarantee*:
                      ----------------------

*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                      A1-9

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

          The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                        Amount of          Amount of        Principal Amount
                       decrease in        increase in     of this Global Note      Signature of
                    Principal Amount   Principal Amount      following such     authorized officer
                           of                 of                decrease           of Trustee or
 Date of Exchange   this Global Note   this Global Note      (or increase)           Custodian
 ----------------   ----------------   ----------------   -------------------   ------------------

*    This schedule should be included only if the Note is issued in global form.

                                     A1-10

                                                                      EXHIBIT A2

                  [Face of Regulation S Temporary Global Note]

--------------------------------------------------------------------------------
                                             CUSIP/ISIN U34578 AA 9/USU34578AA93

                          7 1/4% Senior Notes due 2014

No.                                                                  $
    ----                                                              ----------

                           FOUNDATION PA COAL COMPANY.

promise to pay to CEDE & CO. or registered assigns,

the principal sum of
                     ----------------------------------------------------------
DOLLARS on August 1, 2014.

Interest Payment Dates: February 1 and August 1

Record Dates: January 15 and July 15

Dated: July 30, 2004

                                        FOUNDATION PA COAL COMPANY

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

This is one of the Notes referred to in
the within-mentioned Indenture:

The Bank of New York, as Trustee

By:
    ------------------------------------
    Authorized Signatory

                                      A2-1

                  [Back of Regulation S Temporary Global Note]
                          7 1/4% Senior Notes due 2014

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS
SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED
TO RECEIVE PAYMENT OF INTEREST HEREON.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE
GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL
OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES
EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED
PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED
IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS
GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR
DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE
FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A
NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR
ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A
SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS
CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES
ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE
OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO,
OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE
FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST
HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL
BUYER" (AS DEFINED IN

                                      A2-2

RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS
NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS
ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S
UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS
DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES
ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO
UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE
SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE
OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A)
TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER
REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT
OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE
UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 AND RULE
904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION
PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI
THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER
CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION
OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE
TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF
NOTES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL
ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE
SECURITIES ACT, (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OR (G) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL
ACCEPTABLE TO THE COMPANY), AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE
STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO
WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO
THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY
INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK
THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF
SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE
TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE
MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE
INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY
TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

          (1) INTEREST. Foundation PA Coal Company, a Delaware corporation (the
"Company"), promises to pay interest on the principal amount of this Note at 7
1/4% per annum

                                      A2-3

from July 30, 2004 until maturity and shall pay the Additional Interest, if any, payable pursuant to Section 6 of the Registration Rights Agreement referred to below. The Company will pay interest and Additional Interest, if any, semi-annually in arrears on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an
"Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from July
30, 2004 until the principal hereof is due. The first Interest Payment Date shall be February 1, 2005. The Company will pay interest on overdue principal at the rate borne by the Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.

          (2) METHOD OF PAYMENT. The Company will pay interest on the Notes
(except defaulted interest) and Additional Interest, if any, to the Persons who
are registered Holders of Notes at the close of business on the January 15 or
July 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Payments in respect of Notes represented by Global Notes (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust
Company or any successor depositary. The Company will make all payments in respect of a Definitive Note (including principal, premium, if any, and interest), at the office of each Paying Agent, except that, at the option of the
Company, payment of interest may be made by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Notes may also be made in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). Such payment will be in such coin or currency of the United
States of America as at the time of payment is legal tender for payment of public and private debts.

          (3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York, the
Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The
Company or any of its Subsidiaries may act in any such capacity.

          (4) INDENTURE. The Company issued the Notes under an Indenture dated as of July 30, 2004 (the "Indenture") among the Company, the Guarantors and the
Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. Terms defined in the
Indenture and not defined herein have the meanings ascribed thereto in the
Indenture. The Notes are subject to all the terms and provisions of the

                                      A2-4

Indenture, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

          The Notes are senior unsecured obligations of the Company. This Note is one of the Initial Notes referred to in the Indenture. The Notes include the
Initial Notes, any Additional Notes and any Exchange Notes issued in exchange for Initial Notes or Additional Notes pursuant to the Indenture. The Initial
Notes, any Additional Notes and any Exchange Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of Holdings and its Restricted Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of Holdings and such Restricted
Subsidiaries, enter into or permit certain transactions with Affiliates, create or Incur Liens and make asset sales. The Indenture also imposes limitations on the ability of the Company and each Guarantor to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its property.

          To guarantee the due and punctual payment of the principal and interest on the Notes and all other amounts payable by the Company under the
Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Notes and the Indenture, the Guarantors have, jointly and severally, unconditionally guaranteed the Obligations of the Company under the Notes on a senior unsecured basis pursuant to the terms of the Indenture.

          (5) OPTIONAL REDEMPTION.

          (a) Except as set forth in subparagraphs (b) and (c) of this Paragraph
5, the Company will not have the option to redeem the Notes prior to August 1,
2009. On or after August 1, 2009, the Company may redeem all or a part of the
Notes upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Additional Interest, if any, on the Notes redeemed to, but not including, the applicable redemption date, if redeemed during the twelve-month period beginning on August 1 of the years indicated
below, subject to the rights of Holders on the relevant record date to receive interest on the relevant interest payment date:

Year                                                                  Percentage
----                                                                  ----------
2009...............................................................    103.625%
2010...............................................................    102.417%
2011...............................................................    101.208%
2012 and thereafter................................................    100.000%

          Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

                                      A2-5

          (b) Notwithstanding the provisions of subparagraph (a) of this
Paragraph 5, at any time prior to August 1, 2007, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture (including any additional notes issued after the
Issue Date) at a redemption price of 107.25% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to, but not including the redemption date, with the net cash proceeds of one or more Equity
Offerings; provided that (1) at least 65% in aggregate principal amount of the
Notes issued under the Indenture (excluding Notes held by the Company and its
Subsidiaries) remains outstanding immediately after the occurrence of such redemption and (2) that such redemption occurs within 180 days of the date of the closing of such Equity Offering.

          (c) At any time prior to August 1, 2009, the Company may also redeem all or a part of the Notes, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Additional
Interest, if any, to, but not including, the date of redemption, subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

          (6) MANDATORY REDEMPTION.

          The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

          (7) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least
30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000.

          (8) REPURCHASE AT THE OPTION OF HOLDER.

          (a) If there is a Change of Control, the Company will make an offer (a
"Change of Control Offer") to each Holder of the Notes to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000) of that Holder's Notes at a purchase price in cash equal to 101% of the aggregate principal amount of
Notes repurchased plus accrued and unpaid interest and Additional Interest, if any, on the Notes repurchased to, but not including, the date of purchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

          (b) If Holdings or a Restricted Subsidiary of Holdings consummates any
Asset Sales, within ten Business Days of each date on which the aggregate amount of Excess Proceeds exceeds $15.0 million, the Company will commence an offer to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions similar

                                      A2-6

to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "Asset Sale Offer") pursuant to Section
4.10 of the Indenture to purchase the maximum principal amount of Notes and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, thereon to, but excluding, the date of purchase, in accordance with the procedures set forth in the Indenture. To the extent that any Excess Proceeds remain after the consummation of an Asset Sale Offer, the Company may use those
Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and other pari passu Indebtedness tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the
Trustee shall select the Notes and such other pari passu Indebtedness to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" attached to the Notes.

          (9) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of
$1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

          This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the
40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this
Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

          (10) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

          (11) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes or the Note Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes or the Note Guarantees may be
waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes or the Note Guarantees may be amended or supplemented (i) to cure any ambiguity, defect or inconsistency, (ii) to provide for uncertificated Notes in addition to or in place of certificated Notes, (iii) to provide

                                      A2-7

for the assumption of the Company's or a Guarantor's obligations to Holders of the Notes and Note Guarantees in case of a merger or consolidation or sale of all or substantially all of the Company's or such Guarantor's assets, as applicable, (iv) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, (v) to comply with the requirements of the SEC in order to effect or maintain the qualification of the
Indenture under the TIA, (vi) to conform the text of the Indenture or the Notes to any provision of the "Description of Notes" section of the Company's Offering
Memorandum dated July 21, 2004, to the extent that such provision in that
"Description of Notes" was intended to be a verbatim recitation of a provision of the Indenture, the Note Guarantees or the Notes, (vii) to provide for the issuance of Additional Notes in accordance with the limitations set forth in the
Indenture or (viii) to allow any Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes and to release Guarantors from the Note Guarantee in accordance with the terms of the
Indenture.

          (12) DEFAULTS AND REMEDIES. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of
Default arising from certain events of bankruptcy or insolvency with respect to
Holdings, any Restricted Subsidiary of Holdings that is a Significant Subsidiary or any group of Restricted Subsidiaries of Holdings that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders of all of the Notes, rescind an acceleration or waive any existing Default or Event of
Default and its consequences under the Indenture except a continuing Default or
Event of Default in the payment of interest or premium or Additional Interest, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of
Default.

          (13) DISCHARGE AND DEFEASANCE. Subject to certain conditions, the
Company at any time may terminate some or all of its obligations under the
Notes, the Note Guarantees and the Indenture if the Company deposits with the
Trustee money or Government Securities for the payment of principal of and interest on the Notes to redemption or maturity, as the case may be.

          (14) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the
Company or its Affiliates, as if it were not the Trustee.

                                      A2-8

          (15) NO RECOURSE AGAINST OTHERS. A director, manager, officer, employee, incorporator, member or stockholder of the Company or any of the
Guarantors, as such, will not have any liability for any obligations of the
Company or the Guarantors under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          (16) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          (17) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (=
tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          (18) ADDITIONAL RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and
Restricted Definitive Notes will have all the rights set forth in the
Registration Rights Agreement dated as of July 30, 2004, among the Company, the
Guarantors and the Initial Purchasers named therein or, in the case of
Additional Notes, Holders of Restricted Global Notes and Restricted Definitive
Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company, the Guarantors and the other parties thereto, relating to rights given by the Company and the Guarantors to the purchasers of any Additional Notes (collectively, the "Registration Rights
Agreement").

          (19) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the
Committee on Uniform Security Identification Procedures, the Company has caused
CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

          (20) GOVERNING LAW. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND
BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement.
Requests may be made to:

                           Foundation PA Coal Company
                            999 Corporate Boulevard
                             Linthicum Heights, MD
                       Attention: Chief Financial Officer

                                      A2-9

                                ASSIGNMENT FORM

                  To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
                                              ----------------------------------
                                                (Insert assignee's legal name)

--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        --------------------------------------------------------
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
      ----------------

                               Your Signature:
                                               ---------------------------------
                                               (Sign exactly as your name
                                               appears on the face of this Note)

Signature Guarantee*:
                      --------------------------

*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                      A2-10

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, check the appropriate box below:

       [_] Section 4.10                     [_] Section 4.15

          If you want to elect to have only part of the Note purchased by the
Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased:

                                $
                                 ---------------

Date:
      ----------------

                               Your Signature:
                                               ---------------------------------
                                               (Sign exactly as your name
                                               appears on the face of this Note)

                               Tax Identification No.:
                                                       -------------------------

Signature Guarantee*:
                      -------------------------

*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                      A2-11

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE REGULATION S
                              TEMPORARY GLOBAL NOTE

          The following exchanges of a part of this Regulation S Temporary
Global Note for an interest in another Global Note, or exchanges of a part of another other Restricted Global Note for an interest in this Regulation S
Temporary Global Note, have been made:

                       Amount of          Amount of        Principal Amount
                      decrease in        increase in     of this Global Note      Signature of
                   Principal Amount   Principal Amount      following such     authorized officer
                          of                 of                decrease           of Trustee or
Date of Exchange   this Global Note   this Global Note      (or increase)           Custodian
----------------   ----------------   ----------------   -------------------   ------------------

                                      A2-12

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

Foundation PA Coal Company
999 Corporate Boulevard
Linthicum Heights, MD 21090

The Bank of New York
101 Barclay Street, 8th Floor West
New York, NY 10286

                        Re: 7 1/4% Senior Notes due 2014

          Reference is hereby made to the Indenture, dated as of July 30, 2004
(the "Indenture"), among Foundation PA Coal Company, as issuer (the "Company"), the Guarantors party thereto and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the
Indenture.

          ___________________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex
A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

          1. [_] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST
IN THE 144A GLOBAL NOTE OR A RESTRICTED DEFINITIVE NOTE PURSUANT TO RULE 144A.
The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a
"qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the
Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement
Legend printed on the 144A Global Note and/or the Restricted Definitive Note and
in the Indenture and the Securities Act.

          2. [_] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST
IN THE REGULATION S TEMPORARY GLOBAL NOTE, THE REGULATION S PERMANENT GLOBAL
NOTE OR A RESTRICTED DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is
being effected pursuant

                                       B-1

to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such
Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of
Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or
Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Permanent Global Note, the Regulation S Temporary Global Note and/or the Restricted Definitive Note and
in the Indenture and the Securities Act.

          3. [_] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A
BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE OR A RESTRICTED DEFINITIVE NOTE
PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR
REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and
Restricted Definitive Notes and pursuant to and in accordance with the
Securities Act and any applicable blue sky securities laws of any state of the
United States, and accordingly the Transferor hereby further certifies that
(check one):

          (a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

          (b) [_] such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

          (c) [_] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

          (d) [_] such Transfer is being effected to an Institutional Accredited
     Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the
     Securities Act and the Transfer complies with the transfer re-

                                      B-2

     strictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such
     Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the
     Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Restricted Definitive Notes and in the Indenture and the
     Securities Act.

          4. [_] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST
IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

          (a) [_] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is
being effected pursuant to and in accordance with Rule 144 under the Securities
Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private
Placement Legend are not required in order to maintain compliance with the
Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive
Note will no longer be subject to the restrictions on transfer enumerated in the
Private Placement Legend printed on the Restricted Global Notes, on Restricted
Definitive Notes and in the Indenture.

          (b) [_] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The
Transfer is being effected pursuant to and in accordance with Rule 903 or Rule
904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed
Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the
Indenture.

          (c) [_] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The
Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule
903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the
United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global
Notes or Restricted Definitive Notes and in the Indenture.

                                       B-3

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                           -------------------------------------
                                                [Insert Name of Transferor]

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Dated:
       -------------------------------

                                       B-4

                       ANNEX A TO CERTIFICATE OF TRANSFER

          1.   The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

          (a)  [_] a beneficial interest in the:

               (i)  [_] 144A Global Note (CUSIP _________), or

               (ii) [_] Regulation S Global Note (CUSIP _________), or

               (iii) [_] IAI Global Note (CUSIP _________); or

          (b)  [_] a Restricted Definitive Note.

          2.   After the Transfer the Transferee will hold:

                                   [CHECK ONE]

          (a)  [_] a beneficial interest in the:

               (i)  [_] 144A Global Note (CUSIP _________), or

               (ii) [_] Regulation S Global Note (CUSIP _________), or

               (iii) [_] IAI Global Note (CUSIP _________); or

               (iv) [_] Unrestricted Global Note (CUSIP _________); or

          (b)  [_] a Restricted Definitive Note; or

          (c)  [_] an Unrestricted Definitive Note,

          in accordance with the terms of the Indenture.

                                       B-5

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

Foundation PA Coal Company
999 Corporate Boulevard
Linthicum Heights, MD 21090

The Bank of New York
101 Barclay Street, 8th Floor West
New York, NY 10286

                        Re: 7 1/4% Senior Notes due 2014

                            (CUSIP ________________ )

          Reference is hereby made to the Indenture, dated as of July 30, 2004
(the "Indenture"), among Foundation PA Coal Company, as issuer (the "Company"), the Guarantors party thereto and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the
Indenture.

          __________________________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "Exchange").
In connection with the Exchange, the Owner hereby certifies that:

          1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN
A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL
INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

          (a) [_] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED
GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global
Notes and pursuant to and in accordance with the Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (b) [_] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED
GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted
Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without

                                       C-1

transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (c) [_] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO
BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the
Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an
Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such
Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the
Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (d) [_] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO
UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a
Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not
required in order to maintain compliance with the Securities Act and (iv) the
Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN
RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS
IN RESTRICTED GLOBAL NOTES

          (a) [_] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED
GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted
Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private
Placement Legend printed on the Restricted Definitive Note and in the Indenture
and the Securities Act.

          (b) [_] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO
BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the
[CHECK ONE] [_] 144A Global Note, Regulation S Global Note, IAI [_] Global Note
with an equal principal amount, the Owner [_] hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without

                                       C-2

transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted
Global Note and in the Indenture and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                           -------------------------------------
                                                [Insert Name of Transferor]

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Dated:
       ----------------------

                                       C-3

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Foundation PA Coal Company
999 Corporate Boulevard
Linthicum Heights, MD 21090

The Bank of New York
101 Barclay Street, 8th Floor West
New York, NY 10286

                        Re: 7 1/4% Senior Notes due 2014

          Reference is hereby made to the Indenture, dated as of July 30, 2004
(the "Indenture"), among Foundation PA Coal Company, as issuer (the "Company"), the guarantors party thereto and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the
Indenture.

          In connection with our proposed purchase of $____________ aggregate principal amount of:

          (a) [_] a beneficial interest in a Global Note, or

          (b) [_] a Definitive Note,

          we confirm that:

          1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of
1933, as amended (the "Securities Act").

          2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Notes, at the time of transfer of less than $250,000, an
Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the

                                       D-1

Securities Act, (D) outside the United States in accordance with Rule 904 of
Regulation S under the Securities Act, (E) pursuant to the provisions of Rule
144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any
Person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

          3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the
Company such certifications, legal opinions and other information as you and the
Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule
501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                           -------------------------------------
                                            [Insert Name of Accredited Investor]

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Dated:
       -----------------------

                                       D-2

                                                                       EXHIBIT E

                         [FORM OF SUPPLEMENTAL INDENTURE
                    TO BE DELIVERED BY SUBSEQUENT GUARANTORS]

          SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of
________________, 200__, among __________________ (the "New Guarantor"), a subsidiary of Foundation Coal Corporation, a Delaware corporation ("Holdings"),
Foundation PA Coal Company (the "Company") and The Bank of New York, as trustee under the Indenture referred to below (the "Trustee").

                                   WITNESSETH

          WHEREAS, the Company and the existing Guarantors have heretofore executed and delivered to the Trustee an indenture ( as amended, supplemented or otherwise modified, the "Indenture"), dated as of July 30, 2004 providing for the issuance of 7 1/4% Senior Notes due 2014 (the "Notes");

          WHEREAS, Section 4.17 of the Indenture provides that under certain circumstances the New Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Note Guarantee"); and

          WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the
Company and the existing Guarantors are authorized to execute and deliver this
Supplemental Indenture.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New
Guarantor, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

          1. DEFINED TERMS. Defined terms used herein without definition shall have the meanings assigned to them in the Indenture.

          2. AGREEMENT TO GUARANTEE. The New Guarantor hereby agrees, jointly and severally with all existing Guarantors (if any), to provide an unconditional
Guarantee on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the
Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

          3. NO RECOURSE AGAINST OTHERS. No past, present or future director, manager, officer, employee, incorporator, stockholder or member of Holdings, any parent entity of Holdings or any Subsidiary, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, this
Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of

                                       E-1

Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

          4. NOTICES. All notices or other communications to the New Guarantor shall be given as provided in Section 12.02 of the Indenture.

          5. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF
INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

          6. GOVERNING LAW. THIS INDENTURE, THE NOTES AND THE NOTE GUARANTEES
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.

          7. COUNTERPARTS. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

          9. TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no
representation as to the validity or sufficiency of this Supplemental Indenture.

                                       E-2

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and attested, all as of the date first above written.

Dated:                  , 20
       -----------------    ---

                                            [NEW GUARANTOR]

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            [COMPANY]

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            THE BANK OF NEW YORK
                                               as Trustee

                                            By:
                                                --------------------------------
                                                Authorized Signatory

                                       E-3